As filed with the Securities and Exchange Commission on February 9, 2011

Securities Act Registration No. 333-170243

Investment Company Registration No. 811-22489

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 2 ☒

Post-Effective Amendment No. ☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 2

PennantPark Floating Rate Capital Ltd.

(Exact Name of Registrant as Specified in Charter)

590 Madison Avenue

15th Floor

New York, New York 10022

(Address of Principal Executive Offices)

(212) 905-1000

(Registrant’s Telephone Number, Including Area Code)

Arthur H. Penn

PennantPark Floating Rate Capital Ltd.

590 Madison Avenue

15th Floor

New York, New York 10022

(212) 905-1000

(Name and address of Agent for Service)

Copies to:

Thomas J. Friedmann

David J. Harris

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, ($0.001 par value per share)	50,000 shares	$20.00	$1,000,000	$71.30

(1)	Estimated solely for purpose of calculating the registration fee.
(2)	This amount was previously paid with the initial filing.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

Preliminary Prospectus dated [            ], 2011

PRELIMINARY PROSPECTUS

Shares

PennantPark Floating Rate Capital Ltd.

Common Stock

$[            ] per Share

PennantPark Floating Rate Capital Ltd. is a newly organized, externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

Our primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with the primary goal of high current income. We can offer no assurance that we will achieve our investment objectives or be able to structure our investment portfolio as anticipated. We will seek to achieve our investment objectives by investing primarily in floating rate loans made to companies whose debt is rated below investment grade, or Floating Rate Loans, and investments with similar economic characteristics.

Under normal market conditions, at least 80% of the value of our Managed Assets will be invested in Floating Rate Loans (as those terms are defined in this prospectus), and investments with similar economic characteristics. Floating Rate Loans typically pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London Interbank Offered Rate, or LIBOR, plus a premium, often with a floor on the LIBOR rate. Floating Rate Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Floating Rate Loans typically are rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds.” Securities of this type are often high risk and have speculative characteristics.

This prospectus is our initial public offering, for which we have applied for listing on [                    ] under the ticker symbol [“                    ”].

Shares of closed-end investment companies that are listed on an exchange, frequently trade at prices that reflect a discount from their net asset values. If you purchase shares in the initial public offering or otherwise and sell the shares on [                    ] or otherwise, you may receive an amount that is less than (1) the amount you paid for the shares and/or (2) the net asset value of the shares at the time of sale. We are a newly formed entity and have no previous operating or trading history upon which you can evaluate our performance.

This prospectus and any accompanying prospectus supplement contain important information you should know before investing in our securities. Please read them before you invest and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us in writing at 590 Madison Avenue, New York, NY 10022 or by telephone at (212) 905-1000 or on our website at www.pennantpark.com . The information on our website is not incorporated by reference into this prospectus. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Investing in our securities involves a high degree of risk, including the risk of the use of leverage. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in us in “Risk Factors” beginning on page 10 of this prospectus.

	Per Share	Total(1)
Public offering price	$	$
Sales load	$	$
Proceeds, after expenses, to us	$	$

(1)	We have granted the underwriters an option to purchase up to additional shares of common stock at the public offering price, less the sales load, within 30 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to us will be $ , $ , $ and $ , respectively. See “Underwriters.”

Our shares of common stock do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the common shares to purchasers on or about             , 2011.

The date of this prospectus is             , 2011.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. Some of the statements in this prospectus constitute forward-looking statements and relate to future events, future performance or financial condition. The forward-looking statements involve risks and uncertainties and actual results could differ materially from those projected in the forward-looking statements for many reasons, including those factors discussed in “Risk Factors” and elsewhere in this prospectus. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus and accompanying prospectus supplement, if any, except where the context suggests otherwise, the terms “we,” “us,” “our” and “PennantPark Floating Rate Capital” refer to PennantPark Floating Rate Capital Ltd.; “PennantPark Investment Advisers” or the “Investment Adviser” refers to PennantPark Investment Advisers, LLC; “PennantPark Investment Administration” or the “Administrator” refers to PennantPark Investment Administration, LLC.

General Business of PennantPark Floating Rate Capital Ltd.

PennantPark Floating Rate Capital Inc is a newly organized, externally managed, closed-end, non-diversified management investment company that intends to file an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the “1940 Act.” In addition, for tax purposes we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code.”

Our primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with the primary goal of high current income. We can offer no assurance that we will achieve our investment objectives or be able to structure our investment portfolio as anticipated.

We are managed by PennantPark Investment Advisers, and PennantPark Investment Administration provides the administrative services necessary for us to operate.

We will seek to achieve our investment objectives by investing primarily in Floating Rate Loans and other instruments made to middle market companies whose debt is rated below investment grade and investments with similar economic characteristics. We refer to such loans, instruments and other investments in this prospectus as the “Floating Rate Loans.” Under normal market conditions, at least 80% of the value of our Managed Assets will be invested in Floating Rate Loans, and investments with similar economic characteristics. We expect that senior secured loans will represent approximately 65% of our overall portfolio. We expect to invest the remaining approximately 35% of our overall portfolio opportunistically in other types of investments, including second-lien, high yield, mezzanine and distressed debt securities and private equity investments. In focusing on Floating Rate Loans, our primary investment focus differs from that of PennantPark Investment Corporation, a business development company for which the Adviser also acts as investment adviser, although there may be limited overlap in terms of targeted investments for the company and such other entity. Floating Rate Loans will typically pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate, or LIBOR, plus a premium, often with a floor on the LIBOR rate. Floating Rate Loans and investments with similar economic characteristics are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (which we refer to collectively as Borrowers in this prospectus) which operate in various industries and geographical regions. Borrowers may obtain Floating Rate Loans to refinance existing debt and for acquisitions, dividends, leveraged buyouts as well as for general corporate purposes. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion.

In seeking to achieve our investment objectives, the Investment Adviser intends to construct and actively manage a portfolio of Floating Rate Loans and other investments utilizing the strategies discussed below. The Investment Adviser will seek to utilize a disciplined approach to its credit analysis and investment selection process in which the credit ratings of each Borrower are evaluated but are not considered to be the sole or determinative factor of selection. The criteria used by the Investment Adviser in credit selection may include an evaluation of whether a Floating Rate Loan is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service a Borrower’s indebtedness on a timely basis. The Investment Adviser expects to gain exposure to Borrowers across a broad range of industries and of varying characteristics and return profiles.

When identifying prospective investment opportunities, the Investment Adviser currently intends to focus primarily on the following attributes:

•

Leading, defensible market positions. The Investment Adviser intends to invest in Borrowers that it believes have developed strong positions within their markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Investment Adviser will seek Borrowers that it believes possess advantages in scale, scope, customer loyalty, product pricing or product quality as compared to their competitors.

•

Investing in stable Borrowers with positive cash flow. The Investment Adviser intends to invest in Borrowers believed to be stable and well established, with strong cash flows and profitability. The Investment Adviser believes these attributes indicate Borrowers that may be well-positioned to maintain consistent cash flow to service and repay their liabilities and maintain growth in their businesses or their relative market share. The Investment Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although we are permitted to do so.

•

Proven management teams. The Investment Adviser intends to focus on investments in which the Borrower has an experienced management team with an established track record of success. The Investment Adviser typically will require that Borrowers have in place proper incentives to align management’s goals with our goals.

•

Private equity sponsorship. The Investment Adviser may seek to cause us to participate in transactions sponsored by what it believes to be high-quality private equity firms. The Investment Adviser believes that a private equity sponsor’s willingness to invest significant sums of equity capital in a company is an implicit endorsement of the quality of that company. Further, private equity sponsors of Borrowers with significant investments at risk may have an ability, and a strong incentive, to contribute additional capital in difficult economic times should operational issues arise so as to maintain their ownership position.

•

Investments in different Borrowers and industries. The Adviser will seek to invest our assets broadly among Borrowers and industries. The Adviser believes that this diversified approach will potentially reduce the risk that a downturn in any one company or industry will have a disproportionate impact on the value of our portfolio.

The Adviser intends to monitor credit risk regularly and periodically with a goal toward identifying early, and selling, Floating Rate Loans and other investments with potential credit problems. This monitoring process may include reviewing (1) a Borrower’s financial resources and operating history; (2) comparing a Borrower’s current operating results with the Adviser’s initial thesis for the investment and its expectations for the performance of the investment; (3) a Borrower’s sensitivity to economic conditions; (4) the performance of a Borrower’s management; (5) a Borrower’s debt maturities and borrowing requirements; (6) a Borrower’s interest and asset coverage; and (7) the relative value of an investment based on a Borrower’s anticipated cash flow.

Under normal market conditions, at least 80% of our Managed Assets will be invested in Floating Rate Loans and investments with similar economic characteristics. This policy is not fundamental and may be changed by our board of directors with at least 60 days’ prior notice provided to stockholders. In this prospectus, “Managed Assets” means our total assets (including any assets attributable to shares of our preferred stock that may be issued or to money borrowed from banks or financial institutions or notes issued by us for investment purposes) minus the sum of our accrued liabilities (other than liabilities incurred for the express purpose of creating leverage).

Our secondary investment objective is to seek preservation of capital, consistent with our primary goal of generating high current income. Our ability to achieve this secondary investment objective is limited due to our investment policy of investing primarily in Floating Rate Loans and investments with similar economic characteristics, which may be speculative. The Adviser will seek to achieve our secondary investment objective through a disciplined approach to the selection of credit investments and its evaluation of Borrowers. The Adviser also expects to gain exposure to Borrowers across a broad range of industries and of varying operating and financial characteristics and return profiles, as well as active management of such investments in light of economic developments and trends. However, we are classified as “non-diversified” under the 1940 Act, and our investment portfolio may be more concentrated than the portfolios of other issuers. We may take certain actions if short-term interest rates increase or market conditions otherwise change (or if we anticipate such an increase or change) and our use of leverage, if any, begins (or is expected) to adversely affect our common stockholders. To offset any potentially negative impact of leverage on common shareholders, we may shorten the average maturity of its investment portfolio (by investing in short-term securities) or reduce our indebtedness or unwind other leveraged transactions. We may also attempt to reduce our use of leverage by redeeming or otherwise purchasing outstanding preferred stock, if any.

Our Investment Adviser and Administrator

We utilize the investing experience and contacts of PennantPark Investment Advisers to develop what we believe to be an attractive and diversified portfolio. The senior investment professionals of the Investment Adviser have worked together for many years, and average over 20 years of experience in the mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Our Investment Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management.

Our Administrator has experienced professionals with substantial backgrounds in finance and administration of registered investment companies. In addition to furnishing us with clerical, bookkeeping and record keeping services, the Administrator also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC. The Administrator oversees the determination and publication of our net asset value, oversees the preparation and filing of our tax returns, monitors the payment of our expenses as well as the performance of administrative and professional services rendered to us by others. Furthermore, our Administrator provides, on our behalf, managerial assistance to those portfolio companies to which we are required to offer such assistance. See “Risk Factors—Risks Relating to our Business and Structure.”

Market Opportunity

We believe that the limited amount of capital available to the middle-market companies, coupled with the desire of these companies for flexible sources of capital, creates an attractive investment environment for PennantPark Floating Rate Capital.

We believe middle-market companies have faced increasing difficulty in raising debt through the capital markets. While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. We believe this has made it harder for middle-market companies to raise funds by issuing high-yield debt securities.

We believe middle-market companies have faced difficulty raising debt in private markets. Banks, finance companies, hedge funds and collateralized loan obligation (“CLO”) funds have withdrawn capital from the middle-market resulting in opportunities for alternative funding sources.

We believe that the current credit market dislocation for middle-market companies improves the risk-adjusted returns of our investments. In the current credit environment, market participants have reduced lending to middle-market and non-investment grade borrowers. As a result, there is less competition in our market, more conservative capital structures, higher yields and stronger covenants.

We believe there is a large pool of uninvested private equity capital likely to seek to combine their capital with sources of debt capital to complete private investments. We expect that private equity firms will continue to be active investors in middle-market companies. These private equity funds generally seek to leverage their investments by combining their capital with Floating Rate Loans provided by other sources, and we believe that our capital is well-positioned to partner with such equity investors. We expect such activity to be funded by the substantial amounts of private equity capital that have been raised in recent years.

We believe there is substantial supply of opportunities resulting from refinancing. A high volume of financings were completed between the years 2004 and 2007, which will come due in the next few years. This supply of opportunities coupled with a lack of demand offers attractive risk-adjusted returns to investors.

Competitive Advantages

We believe that we have the following competitive advantages over other capital providers in middle-market companies:

a) Experienced Management Team

The senior professionals of the Investment Adviser have worked together for many years and average over 20 years of experience in mezzanine lending, leveraged finance, distressed debt and private equity businesses. The senior professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. We believe this extensive experience and history has resulted in a strong reputation across the capital markets.

b) Disciplined Investment Approach with Strong Value Orientation

We employ a disciplined approach in selecting investments that meet the long-standing, consistent, value-oriented investment criteria employed by the Investment Adviser. Our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we are highly selective in deploying our capital. We believe our approach has and will continue to enable us to build an attractive investment portfolio that meets our return and value criteria over the long-term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through our Investment Adviser, conduct a rigorous due diligence process that draws from our Investment Adviser’s experience, industry expertise and network of contacts. Among other things, our due diligence is designed to ensure that each prospective portfolio company will be able to meet its debt service obligations. See “Business – Investment Selection Criteria.”

In addition to engaging in extensive due diligence, our Investment Adviser seeks to reduce risk by focusing on businesses with:

strong competitive positions;

positive cash flow that is steady and stable;

experienced management teams with strong track records;

potential for growth and viable exit strategies; and

capital structures offering appropriate risk-adjusted terms and covenants.

c) Ability to Source and Evaluate Transactions through our Investment Adviser’s Research Capability and Established Network

The management team of the Investment Adviser has long-term relationships with financial sponsors, management consultants and management teams that we believe enable us to evaluate investment opportunities effectively in numerous industries, as well as provide us access to substantial information concerning those industries. We identify potential investments both through active origination and through dialogue with numerous financial sponsors, management teams, members of the financial community and corporate partners with whom the professionals of our Investment Adviser have long-term relationships.

d) Flexible Transaction Structuring

We are flexible in structuring investments and tailor investments to meet the financial needs of a company while also generating attractive risk-adjusted returns. We can invest in any part of a capital structure and our Investment Adviser has extensive experience in making investments in a wide variety of securities for leveraged companies throughout economic and market cycles.

Our Investment Adviser seeks to minimize the risk of capital loss without foregoing potential for capital appreciation. In making investment decisions, we seek to invest in companies that we believe can generate positive risk-adjusted returns.

We believe that the in-depth coverage and experience of our Investment Adviser will enable us to invest throughout various stages of the economic and market cycles and to provide us with ongoing market insights in addition to a significant investment sourcing engine.

e) Longer Investment Horizon with Attractive Publicly Traded Model

Unlike private equity and venture capital funds, we are not subject to standard periodic capital return requirements. Such requirements typically stipulate that funds raised by a private equity or venture capital fund, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles enables us to generate attractive returns on invested capital and to be a better long-term partner for our portfolio companies.

Competition

Our primary competitors provide financing to middle-market companies and include other business development companies and closed-end funds, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, frequently invest in middle-market companies. As a result, competition for investment opportunities at middle-market companies can be intense. However, we believe that there has been a reduction in the amount of debt capital available since the downturn in the credit markets, which began in mid-2007. We believe this has resulted in a less competitive environment for making new investments.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company.

For additional information concerning the competitive risks we face, please see “Risk Factors—Risks Relating to our Business and Structure—We operate in a highly competitive market for investment opportunities.”

Leverage

We currently anticipate utilizing leverage. In order to make additional investments, we may incur in leverage in an aggregate amount of up to 50% of Managed Assets at the time such leverage is incurred (which would be equivalent to 100% of our net assets). The may issue preferred stock and/or notes, enter into total return swaps, and borrow funds from banks and other financial institutions.

All costs and expenses related to any form of leverage will be borne entirely by common stockholders. The use of debt to leverage common stock can create risks. Increases or decreases in the value of our portfolio will be magnified if we use leverage. Changes in the value of the portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common stock. During periods when we use leverage, the fees paid to the Investment Adviser for advisory services will be higher than if we did not use leverage because the fees paid will be calculated on the basis of our Managed Assets, which includes assets purchased using leverage. As such, our Investment Adviser may have a financial incentive to increase the use of leverage, which constitutes an inherent conflict of interest. In addition, the fees we pay to the Investment Adviser are borne exclusively by common stockholders. It is expected that preferred stockholders, noteholders and any lenders will not bear any of our expenses. Our leveraging strategy, if utilized, may not be successful.

We may negotiate with one or more large commercial banks to arrange a floating rate credit facility, which we refer to in this prospectus as a “Credit Facility,” pursuant to which we would be entitled to borrow an amount equal to approximately 50% of our Managed Assets less any amounts of existing leverage, including from the issuance of preferred stock and/or notes. Any such borrowings would constitute financial leverage. Additionally, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans. We may choose not to enter into a Credit Facility or to obtain any other form of financing.

Operating and Regulatory Structure

Our investment activities are managed by PennantPark Investment Advisers and supervised by our board of directors, a majority of whom are independent of the Investment Adviser. Under our investment management agreement (the “Investment Management Agreement”), we have agreed to pay our Investment Adviser an annual base management fee based on our average adjusted gross assets as well as an incentive fee based on our investment performance. See “Business – Investment Management Agreement” for more information.

We have also entered into an administration agreement (the “Administration Agreement”) with the Administrator. Under our Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs. See “Business – Administration Agreement” for more information.

As a business development company, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See “Regulation” for more information. We have elected to be treated for federal income tax purposes under the Code as a RIC. See “Material U.S. Federal Income Tax Considerations” for more information.

Use of Proceeds

We plan to use the net proceeds of this offering for investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within [    ] months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. The management fee payable by us will be reduced while our assets are invested in such securities. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

Dividends on Common Stock

We intend to distribute monthly dividends to our common stockholders. Our monthly dividends, if any, are determined by our board of directors. See “Distributions” for more information.

Dividends on Preferred Stock

We may issue preferred stock from time to time, although we have no immediate intention to do so. Any such preferred stock will be a senior security for purposes of the 1940 Act and, accordingly, subject to the leverage test under that Act. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock will be quarterly and for any auction rate preferred stock, or ARPS, will be weekly and subject to extension. With respect to ARPS, we expect the dividend rate to be variable and determined for each dividend period. See “Risk Factors—Risks Related to Issuance of our Preferred Stock” for more information.

Dividend Reinvestment Plan

We have adopted an “opt-out” dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock rather than receiving the cash dividends. Registered stockholders must notify our transfer agent in writing if they wish to ‘opt-out’ of the dividend reinvestment plan. See “Dividend Reinvestment Plan” for more information.

Our Corporate Information

Our administrative and principal executive offices are located at 590 Madison Avenue, 15th Floor, New York, NY 10022. We have applied to have our common stock listed on the [    ] under the symbol [“    ”]. Our Internet website address is www.pennantpark.com. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider information contained on our website to be part of this prospectus or any supplements to this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. Stockholders should understand that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for our annual operations and assume that the company issues approximately [            ] shares of common stock. If we issue fewer common shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to common stock.

Stockholder Transaction Expenses
Sales load (as a percentage of common share offering price)%		(1)
Offering expenses (as a percentage of common share offering price)%		(2)
Dividend reinvestment plan fees	None%	(3)
Total stockholder transaction expenses (as a percentage of offering price)%

	Percentage of Net Assets Attributable to Shares of Common Stock
Annual Expenses (as a percentage of net assets attributable to common stock):
Management fees	%	(4)
Incentive fees payable under our Investment Management Agreement([ ]% of realized capital gains and [ ]% of Pre-Incentive Fee Net Investment Income)%		(5)
Interest expense on borrowed funds	%	(6)
Other expenses	%	(7)
Total annual expenses (estimated)%		(4)(7)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no indebtedness and that our annual operating expenses remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. In addition, the example assumes inclusion of the sales load of $[    ] in the first year and reinvestment of all dividends and other distributions at net asset value. Participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This Example and the expenses in the table above should not be considered a representation of our future expenses; actual expenses may be greater or less than those shown.

(1)	The underwriting discount and commission with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $[ ]
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Our management fee under the Investment Management Agreement is based on our gross assets. See “Management—Investment Management Agreement” and footnote 5 below.
(5)	Based on our current business plan and our existing pipeline of potential investments, we anticipate that substantially all of the net proceeds of this offering will be used within [ ] months following completion of this offering in accordance with our investment objective. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. The management fee payable by us will be reduced while our assets are invested in such securities. We expect that during this period we will not have any capital gains and that the amount of our interest income will not exceed the quarterly minimum hurdle rate discussed below. As a result, we do not anticipate paying any incentive fees in the first year after the completion of this offering.

The incentive fee consists of two components, ordinary income and capital gains:

The ordinary income component, which is payable quarterly in arrears, will equal [    ]% of the excess, if any, of our “Preincentive Fee Net Investment Income” over a [    ]% quarterly ([    ]% annualized) hurdle rate, expressed as a rate of return on the value of our net assets attributable to our common stock, and a “catch-up” provision, measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment advisor receives no incentive fee until our net investment income equals the hurdle rate of [    ]% but then receives, as a “catch-up,” [    ]% of our preincentive fee net investment income with respect to that portion of such preincentive fee net investment income, if any, that exceeds the hurdle rate but is less than [    ]% subject to a total return requirement and deferral of non-cash amounts. The effect of the “catch-up” provision is that, subject to the total return and deferral provisions discussed below, if preincentive fee net investment income exceeds [    ]% in any calendar quarter, our investment advisor will receive [    ]% of our preincentive fee net investment income as if a hurdle rate did not apply. The ordinary income component of the incentive fee will be computed on income that may include interest that is accrued but not yet received in cash. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the company’s preincentive fee net investment income will be payable except to the extent [    ]% of the cumulative net increase in net assets resulting from operations over the then current and the shorter of 11 preceding calendar quarters or since the closing of this offering exceeds the cumulative incentive fees accrued and/or paid for the shorter of 11 preceding calendar quarters or since the closing of this offering. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) [    ]% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the [    ]% hurdle, subject to the “catch-up” provision, and (ii) (x) [    ]% of the cumulative net increase in net assets resulting from operations for the then current and the shorter of 11 preceding calendar quarters or since the closing of this offering minus (y) the cumulative incentive fees accrued and/or paid for the shorter of 11 preceding calendar quarters or since the closing of this offering . For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the company for the then current and the shorter of 11 preceding calendar quarters or since the closing of this offering. In addition, the portion of such incentive fee that is attributable to deferred interest (sometimes referred to as payment-in-kind interest, or PIK, or original issue discount, or OID) will be paid to PennantPark Investment Advisors, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

The capital gains component of the incentive fee will equal [    ]% of our “Incentive Fee Capital Gains,” if any, which will equal our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees. The second component of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the year ending December 31, 2011. For a more detailed discussion of the calculation of this fee, see “Management–Investment Management Agreement.”

(6)	We will borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The costs associated with our outstanding borrowings will be indirectly born by our investors.
(7)	Includes estimated organizational expenses of $[ ] (which are non-recurring) and our overhead expenses, including payments under the Administration Agreement, based on our projected allocable portion of overhead and other expenses incurred by PennantPark Administration in performing its obligations under the Administration Agreement. See “Management—Administration Agreement.”

RISK FACTORS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus and the accompanying prospectus supplement, if any, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our preferred stock, debt securities, warrants or subscription rights may decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

Global capital markets could enter a period of severe disruption and instability. These market conditions have historically and could again have a materially and adversely affected debt and equity capital markets in the United States, which could have a negative impact on our business and operations.

During the past three years, the U.S. capital markets have experienced a period of disruption characterized by the freezing of credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. During this period of disruption, general economic conditions deteriorated with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular, was reduced significantly. These conditions could and may reoccur for a prolonged period of time again or even materially worsen in the future. While current conditions have improved, we may have difficulty accessing debt and equity capital in order to grow. A return of severe disruption and instability in the global financial markets or deterioration in credit and financing conditions could have a material adverse effect on our business, financial condition and results of operations.

Volatility or a prolonged disruption in the credit markets could materially damage our business.

We are required to record our assets at fair value, as determined in good faith by our board of directors in accordance with our valuation policy. As a result, volatility in the capital markets may adversely affect our valuations and our net asset value, even if we intend to hold investments to maturity. Volatility or dislocation in the capital markets may depress our stock price below our net asset value per share and create a challenging environment in which to raise debt and equity capital. As a business development company, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. Additionally, our ability to incur indebtedness is limited by applicable regulations such that our asset coverage under the 1940 Act must equal at least 200% of total indebtedness immediately after each time we incur indebtedness. Shrinking portfolio values negatively impact our ability to borrow additional funds under a Credit Facility because our net asset value is reduced for purposes of the 200% asset leverage test. If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios stipulated by the 1940 Act, which could, in turn, cause us to lose our status as a business development company and materially impair our business operations. A protracted disruption in the credit markets could also materially decrease demand for our investments.

The significant disruption in the capital markets experienced in the past had and may in the future have a negative effect on the valuations of our investments, and on the potential for liquidity events involving our investments. The debt capital that will be available to us, if at all, may be at a higher cost and on less favorable terms and conditions in the future. A prolonged inability to raise capital will require us to reduce the volume of Floating Rate Loans we invest in and could have a material adverse impact on our business, financial condition or results of operations. This may also increase the probability that other structural risks negatively impact us. These situations may arise due to circumstances that we may be unable to control, such as a protracted disruption in the credit markets, a severe decline in the value of the U.S. dollar, a sharp economic downturn or an operational problem that affects third parties or us, and could materially damage our business.

PennantPark Floating Rate Capital incurs credit risk when it loans money or commits to loan money to a portfolio company.

Our primary business exposes us to credit risk, and the quality of our portfolio will have a significant impact on our earnings. Credit risk is a component part of our fair valuation of our Floating Rate Loans. Negative credit events will lead to a decrease in the fair value of our Floating Rate Loans.

In addition, current market conditions have affected consumer confidence levels which may result in adverse changes in payment patterns. Increased delinquencies and default rates would impact our results of operations. Deterioration in the quality of our credit portfolio could have a material adverse effect on our capital, financial condition and results of operations.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable or if market value does not reflect the fair value of such investment in the bona fide determination of our board of directors, then, at fair value as determined in good faith by or under the direction of our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Unrealized losses of any given portfolio company could be an indication of such company’s inability in the future to meet its repayment obligations to us. If the fair value of our portfolio companies reflects future realized losses, this would ultimately result in reductions of our income available for distribution in future periods and could materially harm our results of operations and cause a material decline in the value of our publicly traded common stock.

Following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company.

If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Our borrowers may default on their payments, which may have a materially negative effect on our financial performance.

We invest in Floating Rate Loans, which may involve a high degree of repayment risk. We invest in companies that may have limited financial resources, may be highly leveraged and may be unable to obtain financing from traditional sources. Accordingly, a general economic downturn or severe tightening in the credit markets could materially impact the ability of our borrowers to repay their loans, which could significantly damage our business. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan or a downturn in its industry. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans or foreclosure on its secured assets. This could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans or debt securities that we hold. In addition, our portfolio companies may have, or may be permitted to incur, other debt that ranks senior to or equally with our securities. This means that payments on such senior-ranking securities may have to be made before we receive any payments on our subordinated loans or debt securities. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral and may have a materially negative effect on our financial results.

We are dependent upon our Investment Adviser’s key personnel for our future success, and if we or our Investment Adviser is unable to hire and retain qualified personnel or if we lose any member of our management team, our ability to achieve our investment objectives could be significantly harmed.

We depend on the diligence, skill and network of business contacts of the investment professionals of our Investment Adviser. We also depend, to a significant extent, on PennantPark Investment Advisers’ access to the investment information and deal flow generated by these investment professionals and any others that may be hired by our Investment Adviser. Managers of our Investment Adviser evaluate, negotiate, structure, close and monitor our investments. Our future success depends on the continued service of management personnel of our Investment Adviser. The departure of managers of our Investment Adviser could have a material adverse effect on our ability to achieve our investment objectives. In addition, we can offer no assurance that PennantPark Investment Advisers will remain our Investment Adviser.

Our financial condition and results of operation will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objectives will depend on our ability to grow, which will depend, in turn, on our Investment Adviser’s ability to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of our Investment Adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The management team of PennantPark Investment Advisers has substantial responsibilities under our Investment Management Agreement. In order to grow, we and our Investment Adviser will need to hire, train, supervise and manage new employees. However, we can offer no assurance that any such employees will contribute effectively to the work of the Investment Adviser. We caution you that the principals of our Investment Adviser or Administrator may also be called upon to provide managerial assistance to portfolio companies and other investment vehicles which may be managed by the Investment Adviser. Such demands on their time may distract them or slow our rate of investment. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with public and private funds, including other business development companies and closed-end funds, commercial and investment banks, commercial financing companies, CLO funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, also invest in middle-market companies. As a result, competition for investment opportunities at middle-market companies can be intense. Most of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot offer any assurances that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objectives.

Entrants in our industry compete on several factors, including price, flexibility in transaction structuring, customer service, reputation, market knowledge and speed in decision-making. We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

PennantPark Floating Rate Capital may not replicate the historical performance of other investment companies with which our investment professionals have been affiliated.

The 1940 Act imposes numerous constraints on the investment activities of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded public companies with a market capitalization of less than $250 million, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. These constraints may hinder our Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objectives. Current market conditions and the depressed economic cycle present significant challenges to us that have not been present in recent years, if ever. In addition, the investment philosophy and techniques used by our Investment Adviser may differ from those used by other investment companies. Accordingly, we can offer no assurance that we will replicate the historical performance of other investment companies our investment professionals have been affiliated, and we caution that our investment returns could be substantially lower than the returns achieved by such other companies.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Loss of RIC tax treatment would substantially reduce net assets and income available for debt service and dividends.

We have operated so as to qualify as a RIC under Subchapter M of the Code. If we meet source of income, quarterly asset diversification and distribution requirements, we generally will not be subject to corporate-level income tax on income we timely distribute, or deem to distribute, to our stockholders as dividends. We would cease to qualify for such tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting the requirement to make distributions to our stockholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a RIC, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for debt service as well as reduce and/or affect the character and amount of our distributions to our stockholders. Even if we qualify as a RIC, we generally will be subject to a corporate-level income tax on the income or gains we do not distribute. If we do not distribute an amount at least equal to the sum of 98% of our ordinary income (during the calendar year) plus 98.2% of our net capital gain income (during each 12-month period ending on October 31), we generally will be required to pay an excise tax on amounts carried over and distributed to shareholders in the next year equal to 4% of the undistributed amount.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount or contracted payment-in-kind, or “PIK,” interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Original issue discount, which could be significant relative to our overall investment assets, and increases in loan balances as a result of contracted PIK interest will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

In some cases we may recognize income before or without receiving cash representing such income. As a result, we may have difficulty meeting the tax requirement to distribute at least 90% of the sum of our ordinary income and realized net short-term capital gains, if any, to obtain RIC tax benefits. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax benefits and thus be subject to corporate level income tax.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

Our business requires a substantial amount of capital. We may acquire additional capital from the issuance of senior securities or other indebtedness, the issuance of additional shares of our common stock, the issuance of warrants or subscription rights to purchase certain of our securities, or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks, or other financial institutions, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities or incur indebtedness only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous, which could materially damage our business.

Senior Securities. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, they would rank “senior” to common stock in our capital structure. Preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of holders of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

Additional Common Stock. Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a business development company, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our board of directors. Also, subject to the requirements of the 1940 Act, we may issue rights to acquire our common stock at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to a registration statement on Form N-2, we must then be qualified to register our securities on Form S-3. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

Securitization. In addition to issuing securities to raise capital as described above, we anticipate that in the future, as market conditions permit, we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect to be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, we would earn an incremental amount of income on our retained equity but we would be exposed, up to the amount of equity we retained, to that proportion of any losses we would have experienced if we had continued to hold the loans in our portfolio. We would not treat the debt issued by such a subsidiary as senior securities. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of a portion of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

There are significant potential conflicts of interest which could impact our investment returns.

The professionals of our Investment Adviser and Administrator may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by affiliates of PennantPark Floating Rate Capital that may be formed in the future. The Investment Adviser and Administrator may be engaged by such funds at any time and without the prior approval of our stockholders or our board of directors. Our board of directors monitors any potential conflict that may arise upon such a development. Accordingly, if this occurs, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Officers of our Investment Adviser and Administrator are currently providing managerial assistance to our controlled affiliate.

In the course of our investing activities, we will pay investment advisory and incentive fees to our Investment Adviser, and will reimburse our Investment Adviser for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of the Investment Adviser has interests that differ from those of our stockholders, giving rise to a conflict.

We have entered into a license agreement, or the License Agreement, with PennantPark Investment Advisers, pursuant to which our Investment Adviser has agreed to grant us a royalty-free non-exclusive license to use the name “PennantPark.” Under the License Agreement, we will have the right to use the “PennantPark” name for so long as the Investment Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “PennantPark” name. In addition, we pay PennantPark Investment Administration, an affiliate of the Investment Adviser, our allocable portion of overhead and other expenses incurred by PennantPark Investment Administration in performing its obligations under our Administration Agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. These arrangements may create conflicts of interest that our board of directors must monitor.

We may use borrowed funds to make investments and are exposed to the typical risks associated with leverage.

If we borrow funds to make investments we are exposed to increased risk of loss due to our use of debt to make investments. A decrease in the value of our investments will have a greater negative impact on the net asset value attributable to our common stock than it would if we did not use debt. Our ability to pay distributions is restricted when our asset coverage ratio is not at least 200%, and any amounts that we use to service our indebtedness are not available for distribution to our common stockholders.

Any use of debt would governed by the terms of a Credit Facility or an indenture or other instrument containing covenants restricting our operating flexibility. We, and indirectly our stockholders, bear the cost of issuing and servicing debt. Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

If we incur additional debt, it could increase the risk of investing in our shares.

We may also negotiate with one or more large commercial banks to arrange a floating rate credit facility, which we refer to in this prospectus as the “Credit Facility”, pursuant to which we would be entitled to borrow an amount up to approximately 50% of our Managed Assets, less any amount of then existing leverage, including from the issuance of preferred stock and/or notes. Any such borrowings would constitute financial leverage. We may choose not to enter into such a Credit Facility. Leverage is generally considered a speculative investment technique. If the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common or preferred stock. Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200% of total indebtedness. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the company’s portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns that we may experience. Actual returns may be greater or less than those appearing in the table. The table further reflects leverage representing, in the aggregate, 50% of our Managed Assets (or 100% of our net assets), net of expenses, and our currently projected dividend and/or interest rate of [    ]% on our preferred stock and/or notes. Based on this analysis, our common stock must experience an annual return of [    ]% in order to cover annual dividend and/or interest payments on preferred stock and/or notes.

Assumed portfolio total return (net of expenses)	(10)%		(5)%		0%		5%		10%
Common stock total return		%		%		%		%		%

Common stock total return is comprised of two elements—the common stock dividends paid by us (the amount of which is largely determined by our net investment income after paying dividends) and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% we must assume that the interest we receive on our investments is entirely offset by losses in the value of those investments.

We are exposed to risks associated with changes in interest rates that may affect our cost of capital and net investment income.

Since we borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds will increase, which could reduce our net investment income. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle and may result in a substantial increase of the amount of incentive fees payable to our Investment Adviser with respect to Pre-Incentive Fee Net Investment Income.

General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for loss and the risks of investing in us in the same way as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. If we issue preferred securities they would rank “senior” to common stock in our capital structure. Payment of dividends on, and repayment of the liquidation preference of, such preferred stock would typically take preference over any dividends or other payments to our common stockholders. Also, preferred stockholders are not, typically, subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference. Furthermore, preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stock. Also, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

We may in the future determine to fund a portion of our investments with debt securities, which would magnify the potential for loss and the risks of investing in us in the same way as our borrowings.

As a result of an issuance of debt securities, we would be exposed to typical risks associated with leverage, including an increased risk of loss and an increase in expenses, which are ultimately borne by our common stockholders. Payment of interest on such debt securities must take preference over any other dividends or other payments to our common stockholders. If we issue debt securities, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. In addition, such securities may be rated by rating agencies, and in obtaining a rating for such securities, we may be required to abide by operating and investment guidelines that could further restrict our operating flexibility. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

If we issue preferred stock and/or debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock and/or debt securities would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock and/or debt securities or of a downgrade in the ratings of the preferred stock and/or debt securities or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock and/or debt securities. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock and/or debt securities. Holders of preferred stock and/or debt securities may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

The trading market or market value of any publicly issued debt securities may be volatile.

If we publicly issue debt securities, they may or may not have an established trading market. We cannot assure investors that a trading market for our publicly issued debt securities would develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include the following:

the time remaining to the maturity of these debt securities;

the outstanding principal amount of debt securities with terms identical to these debt securities;

the supply of debt securities trading in the secondary market, if any;

the redemption or repayment features, if any, of these debt securities;

the level, direction and volatility of market interest rates generally; and

market rates of interest higher or lower than rates borne by the debt securities.

There also may be a limited number of buyers for our debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Our credit ratings may not reflect all risks of an investment in debt securities.

Our credit ratings, if any, are an assessment of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of any publicly issued debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of, or trading market for, any publicly issued debt securities.

Terms relating to redemption may materially adversely affect the return on any debt securities.

If we issue debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

If we issue subscription rights or warrants for our common stock, your interest in us may be diluted as a result of such rights or warrants offering.

Stockholders who do not fully exercise rights or warrants issued to them in an offering of subscription rights or warrants to purchase our common stock should expect that they will, at the completion of the offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights or warrants. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.

In addition, if the subscription price or warrant price is less than our net asset value per share of common stock at the time of such offering, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the subscription price, warrant price or net asset value per share will be on the expiration date of such rights offering or what proportion of our common stock will be purchased as a result of any such offering.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the Floating Rate Loans we acquire, the default rate on such securities, the level of our expenses, variations in, and the timing of the recognition of, realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. This will tend to mitigate volatility in our earnings and net asset value. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse effect on our business.

Our board of directors may change our investment objectives, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

RISKS RELATING TO THE ILLIQUID NATURE OF OUR PORTFOLIO ASSETS

We invest in illiquid assets, and our valuation procedures with respect to such assets may result in our recording values that are materially different than the values we ultimately receive upon disposition of such assets.

All of our investments are recorded using broker/dealers quotes, or at fair value as determined in good faith by our board of directors. We expect that primarily most, if not all, of our investments (other than cash and cash equivalents) and credit facility borrowings will be classified as Level 3 under ASC 820, Fair Value Measurements. This means that our portfolio valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability. We expect that inputs into the determination of fair value of our portfolio investments and credit facility borrowings will require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer materially reduces the reliability of such information.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. In determining fair value in good faith, we generally obtain financial and other information from portfolio companies, which may represent unaudited, projected or pro forma financial information. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically fair value each individual investment on a quarterly basis. We record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value. Likewise, we record unrealized depreciation if we believe that the underlying portfolio company has depreciated in value. As a result, there will be uncertainty as to the value of our portfolio investments.

We adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

Our board of directors uses the services of one or more nationally recognized independent valuation firms to aid it in determining the fair value of these securities. The factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and cash flows, the markets in which the portfolio company does business, comparison to publicly traded companies and other relevant factors. Because valuations may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Additionally, valuations of private securities and private companies are inherently uncertain. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

We may acquire our investments directly from the issuer in privately negotiated transactions. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. We typically exit our investments when the portfolio company has a liquidity event such as a sale, refinancing, or initial public offering of the company, but we are not required to do so.

The illiquidity of our investments may make it difficult or impossible for us to sell such investments if the need arises, particularly in light of recent market developments in which investor appetite for illiquid securities was substantially diminished. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

Securities purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are complex and interrelated, so that events in one sector of the world markets or economy, or in one geographical region, can reverberate and have materially negative consequences for other market, economic or regional sectors in a manner that may not be foreseen and which may materially harm our business.

A general disruption in the credit markets could materially damage our business.

We are susceptible to the risk of significant loss if we are forced to discount the value of our investments in order to provide liquidity to meet our liability maturities. Our borrowings under a Credit Facility would be collateralized by the assets in our investment portfolio. A general disruption in the credit markets could result in a diminished appetite for our securities. In addition, with respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios stipulated by the 1940 Act, which could, in turn, cause us to lose our status as a business development company and materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to draw down on a Credit Facility. These situations may arise due to circumstances that we may be unable to control, such as a general disruption in the credit markets, a severe decline in the value of the U.S. dollar, a sharp economic downturn or an operational problem that affects third parties or us, and could materially damage our business.

We rely in part on our over-the-counter securities to provide us with adequate liquidity, but even these securities did face liquidity constraints under recent market conditions.

The market for other over-the-counter traded securities has weakened in the recent past as the viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

RISKS RELATED TO OUR INVESTMENTS

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

We intend to invest primarily in Floating Rate Loans.

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Floating Rate Loans. Floating Rate Loans are usually rated below investment grade or may also be unrated. Investments in Floating Rate Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to us, and such defaults could reduce the company’s net asset value and income distributions. An economic downturn would generally lead to a higher non-payment rate by Borrowers, and a Floating Rate Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Floating Rate Loans may decline in value or become illiquid, which would adversely affect the Floating Rate Loan’s value. Floating Rate Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment-grade, fixed income instruments.

Floating Rate Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the company, a reduction in the value of the investment and a potential decrease in the net asset value of the Floating Rate Loan . There can be no assurance that the liquidation of any collateral securing a Floating Rate Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Floating Rate Loan. The collateral securing a Floating Rate Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Floating Rate Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the rights in collateral of such Floating Rate Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Floating Rate Loans including, in certain circumstances, invalidating such Floating Rate Loans or causing interest previously paid to be refunded to the Borrower. Either such step would negatively affect our performance.

The company may acquire Floating Rate Loans through assignments or participations of interests in a Floating Rate Loan. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser’s rights can be more restricted than those of the assigning institution, we may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest and not directly with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, we generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and we may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, we will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, we will not be able to conduct the same level of due diligence on a Borrower or the quality of the Floating Rate Loan with respect to which we are buying a participation as we would conduct if we were investing directly in the Floating Rate Loan. This difference may result in the company being exposed to greater credit or fraud risk with respect to such Borrower Floating Rate Loans than we expected when initially purchasing the participation.

In addition, investing in middle-market companies involves a number of significant risks, including but not limited to:

companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our Investment Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We may invest up to 30% of our assets in investments that are not qualifying assets for business development companies under the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be precluded from investing in assets that we deem to be attractive.

As a business development company, we may not acquire any asset other than qualifying assets, as defined under the 1940 Act, unless at the time the acquisition is made such qualifying assets represent at least 70% of the value of our total assets. Qualifying assets include investments in U.S. operating companies whose securities are not listed on a national securities exchange and companies listed on a national securities exchange subject to a market capitalization limit of $250 million. Qualifying assets also include cash, cash items, government securities and high quality debt securities maturing in one year or less from the time of investment.

We believe that most of our Floating Rate Loan investments will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we will be prohibited from making any additional investment that is not a qualifying asset and could be forced to forgo attractive investment opportunities. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we generally are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer, excluding limitations on stake holdings in investment companies. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a material decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and materially harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and potential termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize our debt investments as equity investments and subordinate all or a portion of our claim to that of other creditors. This could occur regardless of how we may have structured our investment.

If we fail to make follow-on investments in our portfolio companies, this could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

increase or maintain in whole or in part our equity ownership percentage;

exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

attempt to preserve or enhance the value of our investment.

We have the discretion to make any follow-on investments, subject to the availability of capital resources. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Any failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

Because we do not generally hold controlling equity interests in our portfolio companies, we are not in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Because we do not, generally, have controlling equity positions in our portfolio companies, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the Floating Rate Loans that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

An investment strategy focused primarily on privately held companies, including controlled equity interests, presents certain challenges, including the lack of available or comparable information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We intend to invest primarily in privately held companies. Generally, little public information exists about these companies, and we will rely on the ability of our Investment Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If they are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose value on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could materially adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in Floating Rate Loans issued by our portfolio companies. The portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the Floating Rate Loans in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Our incentive fee may induce the Investment Adviser to make speculative investments.

The incentive fee payable by us to PennantPark Investment Advisers may create an incentive for PennantPark Investment Advisers to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our Investment Adviser is calculated based on a percentage of our return on invested capital. This may encourage our Investment Adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock. In addition, our Investment Adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle applicable to the portion of the incentive fee based on net capital gains. As a result, the Investment Adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The part of our incentive fee payable to PennantPark Investment Advisers that relates to net investment income is computed and paid on income that has been accrued but that we may not have yet received in cash. PennantPark Investment Advisers is not obligated to reimburse us for any such incentive fees even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued. As a result, there is a risk that we will pay incentive fees with respect to income that we never receive in cash.

We may make investments that cause our shareholders to bear investment advisory fees and other expenses on such investments in addition to our management fees and expenses.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies and companies that would be investment companies but are excluded from the definition of investment company provided in Section 3(c) of the 1940 Act. To the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay investment advisory fees, consisting of a base management fee and incentive fees, to PennantPark Investment Advisers with respect to investments in the securities and instruments of other investment companies under our Investment Management Agreement. With respect to any such investments, each of our stockholders will bear his or her share of the investment advisory fees of PennantPark Investment Advisers as well as indirectly bearing the investment advisory fees and other expenses of any investment companies in which we invest.

We may be obligated to pay our Investment Adviser incentive compensation even if we incur a loss.

Our investment adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our manager incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

Our investments in foreign debt securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in securities of companies located outside of the United States. Investing in companies located outside of the United States may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may borrow under a credit facility in currencies selected to minimize our foreign currency exposure or use instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of PennantPark Floating Rate Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, the application of which is subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting us from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

RISKS RELATING TO AN INVESTMENT IN OUR COMMON STOCK

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will need to raise additional capital to finance our growth. If funds are not available to us, we may need to curtail new investments, and our common stock value could decline.

In order to satisfy the requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our net ordinary income and net capital gain income except for certain net long-term capital gains, some or all of which we may retain, pay applicable income taxes with respect thereto and elect to treat as deemed distributions to our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% of indebtedness. This requirement limits the amount we may borrow. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional common stock and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales and repayments may be disadvantageous. In addition, the issuance of additional securities could dilute the percentage ownership of our current stockholders in us.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Further, if more stockholders opt to receive cash dividends and other distributions rather than participate in our dividend reinvestment plan, we may be forced to liquidate some of our investments and raise cash in order to make distribution payments, which could materially harm our business. Finally, to the extent we make distributions to stockholders which include a return of capital, that portion of the distribution essentially constitutes a return of the stockholders’ investment. Although such return of capital may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the future sale of our common stock.

Investing in our shares may involve an above average degree of risk.

The investments we make in accordance with our investment objectives may result in a higher amount of risk and volatility than alternative investment options or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance. See “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” for more information.

There is a risk that our common stockholders may receive our stock as dividends, in which case they may be required to pay tax in excess of the cash they receive.

In January 2010, the Internal Revenue Service extended a revenue procedure that temporarily allows a RIC to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a RIC may treat a distribution of its own stock as a dividend if (1) the stock is publicly traded on an established securities market in the United States, (2) the distribution is declared with respect to a taxable year ending on or before December 31, 2011 and (3) each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all shareholders, which must be at least 10% of the aggregate declared distribution. If too many shareholders elect to receive cash, each shareholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any shareholder electing to receive cash receive less than 10% of his or her entire distribution in cash. We have not elected to distribute stock as a dividend but reserve the right to do so.

If we distribute our common stock as a dividend of our taxable income, a shareholder could receive up to 90% of the amount of the dividend declared in shares of our common stock with the remaining amount in cash. The total dividend declared would be taxable income to a shareholder although he or she may only receive 10% of the dividend in cash to pay any taxes due on the dividend.

We may allocate the net proceeds from an offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Our shares may trade at discounts from net asset value or at premiums that are unsustainable over the long term.

Shares of business development companies may trade at a market price that is less than the net asset value that is attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at a premium that is unsustainable over the long term is separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether our shares will trade at, above or below net asset value in the future.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

changes in regulatory policies or tax guidelines, particularly with respect to RICs, or business development companies;

any loss of RIC status;

changes in earnings or variations in operating results;

changes in the value of our portfolio of investments;

any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

the inability of our Investment Adviser to employ additional experienced investment professionals or the departure of any of the Investment Adviser’s key personnel;

operating performance of companies comparable to us;

general economic trends and other external factors; and

loss of a major funding source.

We may be unable to invest the net proceeds raised from offerings on acceptable terms, which would harm our financial condition and operating results.

Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return.

Sales of substantial amounts of our securities may have an adverse effect on the market price of our securities.

Sales of substantial amounts of our securities, or the availability of such securities for sale, could adversely affect the prevailing market prices for our securities. If this occurs and continues it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

We may obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock. Any such issuance could materially dilute your interest in our common stock and reduce our net asset value per share.

Any decision to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings is subject to the determination by our board of directors that such issuance and sale is in our and our stockholders’ best interests.

Any sale or other issuance of shares of our common stock at a price below net asset value per share will result in an immediate dilution to your interest in our common stock and a reduction of our net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our net asset value per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our net asset value per share of any such issuance at this time. We caution you that such effects may be material, and we undertake to describe all the material risks and dilutive effects of any offering that we make at a price below our then current net asset value in the future in a prospectus supplement issued in connection with any such offering.

FORWARD-LOOKING STATEMENTS

This prospectus contains statements that constitute forward-looking statements, regarding future events or our future performance or financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs and our assumptions. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

our future operating results;

our business prospects and the prospects of our prospective portfolio companies;

the dependence of our future success on the general economy and its impact on the industries in which we invest;

the impact of a protracted decline in the liquidity of credit markets on our business;

the impact of investments that we expect to make;

the impact of fluctuation in interest rates on our business;

our contractual arrangements and relationships with third parties;

the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

the ability of our prospective portfolio companies to achieve their objectives;

our expected financings and investments;

the adequacy of our cash resources and working capital;

the timing of cash flows, if any, from the operations of our prospective portfolio companies; and

the ability of our Investment Adviser to locate suitable investments for us and to monitor and administer our investments.

We use words such as “anticipates,” “believes,” “expects,” “intends,” “seeks” and similar expressions to identify forward-looking statements. Undue influence should not be placed on the forward looking statements as our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in our preliminary prospectus entitled “Risk Factors” and elsewhere.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements in this prospectus, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through supplemental prospectus that we in the future may file with the Securities and Exchange Commission, or the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in the periodic reports we file under the Exchange Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of          shares of our common stock in this offering will be approximately $        , or approximately $         if the underwriters fully exercise their over-allotment option, in each case assuming an initial public offering price of $         per share, after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $         payable by us.

We plan to use the net proceeds of this offering for investments in Floating Rate Loans in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within [        ] months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. The management fee payable by us will be reduced while our assets are invested in such securities. See “Regulation as a Business Development company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

CAPITALIZATION

The following table sets forth:

the actual capitalization of PennantPark Floating Rate Capital at [            ], 2011; and

the capitalization of PennantPark Floating Rate Capital as adjusted to reflect the sale of [        ] shares of our common stock in this offering at a public offering price of $         per share, after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $         payable by us.

As of [ ] [ ], 2011
	Actual	As Adjusted(1)
	(in thousands)	(in thousands)
Assets:
Cash	$	$

Total assets	$	$

Liabilities:
Accrued organizational and offering costs	$	$

Stockholders’ equity (deficit):
Common stock, par value $0.01 per share; [ ] shares authorized; [ ] shares outstanding, actual; [ ] shares outstanding, as adjusted	$	$
Capital in excess of par value	$	$
Accumulated net loss	$	$

Total stockholders’ equity (deficit)	$	$

(1)	Does not include the underwriters’ overallotment option of [ ] shares of our common stock.

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma net asset value per share after this offering. Net asset value per share is determined by dividing our net asset value, which is our total tangible assets less total liabilities, by the number of outstanding shares of common stock.

Our net asset value (total assets less total liabilities) as of [            ], 2011 was $[        ] million. Our as-adjusted net asset value, as of [            ], 2011, would have been $[        ] per share. We determined our as-adjusted net asset value per share before this offering by dividing the net asset value as of [            ], 2011, by the pro forma number of shares of common stock outstanding as of [            ], 2011, after giving effect to this offering.

After giving effect to the sale of our common stock in this offering at an assumed initial public offering price of $[        ] per share (the mid-point of the estimated initial public offering price range set forth on the cover of this prospectus), the application of the net proceeds from this offering as set forth in “Use of Proceeds,” our pro forma net asset value as of [        ] would have been approximately $[        ], or $[        ] per share. This represents an immediate increase in our net asset value per share of $[        ] to existing stockholders and dilution in net asset value per share of $[        ] to new investors who purchase shares in this offering.

The following table illustrates the dilution to the shares on a per share basis:

Assumed initial public offering price per share	$	[	]
Increase in net asset value per share attributable to new stockholders in this offering	$	[	]

Pro forma net asset value per share after this offering	$	[	]

Dilution per share to new stockholders (without exercise of the over-allotment option)	$	[	]

If the underwriters exercise in full their over-allotment option to purchase additional shares of our common stock in this offering, the pro forma net asset value per share after this offering would be $[        ] per share, the increase in the pro forma net asset value per share to existing stockholders would be $[        ] per share and the dilution to new stockholders purchasing shares in this offering would be $[        ] per share.

The following table summarizes, as of [            ], 2011, the number of shares of common stock purchased from us, the total consideration paid to us and the average price per share paid by existing stockholders and to be paid by new investors purchasing shares of common stock in this offering at the initial public offering price of $[        ] per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), before deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

	Shares Purchased				Total Consideration					Average Price Per Share
	Number		%		Amount			%
Existing stockholders	[	]	[	]%	$	[	]	[	]%	$	[	]
New stockholders	[	]	[	]%	$	[	]	[	]%	$	[	]

Total	[	]	100%		$	[	]	100%		$	[	]

DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS

The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere in the prospectus.

Overview

We are a newly organized externally managed finance company. We were formed in October 2010 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. We have elected to be treated as a business development company under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a RIC under Subchapter M of the Code.

Our primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. We will seek to achieve our investment objective by investing primarily in Floating Rate Loans and investments with similar economic characteristics. Under normal market conditions, at least 80% of the value of our Managed Assets will be invested in Floating Rate Loans, and investments with similar economic characteristics. We expect that senior secured loans will represent approximately 65% of our overall portfolio. We expect to invest the remaining approximately 35% of our overall portfolio opportunistically in other types of investments, including second-lien, high yield, mezzanine and distressed debt securities and private equity investments. Floating Rate Loans typically pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate, or LIBOR, plus a premium, often with a floor on the LIBOR rate. Floating Rate Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Floating Rate Loans typically are rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds.” Securities of this type are often high risk and have speculative characteristics.

We expect to invest in Floating Rate Loans and investments with similar economic characteristics made primarily to leveraged middle market companies. Our investments will generally range between $2 million and $20 million each, although we expect that this investment size will vary proportionately with the size of our capital base. In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus but are intended to enhance our overall returns. These investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States.

We will be managed by PennantPark Investment Advisers. PennantPark Administration will provide the administrative services necessary for us to operate. We believe that our ability to leverage the existing investment management and administrative support platforms of our Investment Adviser and Administrator , respectively, will enable us to operate more efficiently and with lower overhead costs than other newly-formed funds of comparable size.

Through its extensive deal-sourcing network and comprehensive due diligence and investment process, our Investment Advisers’ investment team has identified an initial group of approximately [            ] Floating Rate Loan investments that in the aggregate represent $[        ] of bank facilities, which we believe meet our investment criteria and would be appropriate for our portfolio. Shortly after completion of this offering, we anticipate funding a portion of these prospective investments.

The consummation of each investment will, however, depend upon obtaining mutually satisfactory pricing terms, the execution and delivery of final binding agreements and the completion of final due diligence. In addition, if we do not wish to make an investment, we will not be obligated to do so. Similarly, prospective portfolio companies are not obligated to obtain floating rate loan financing from us. We can offer no assurance that in the course of completing the prospective investments our Investment Adviser’s team has identified for us, we will not discover facts that would cause us to change the terms and amounts of these investments or render these investments unattractive or that any of these investments will actually be made.

Revenues

We generate revenue in the form of interest income on the Floating Rate Loans we hold and capital gains and distributions, if any, on Floating Rate Loans that we may acquire in portfolio companies. Our Floating Rate Loans, typically have a term of three to ten years and bear interest at a floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments provide for deferred interest payments or PIK interest. The principal amount of the Floating Rate Loans and any accrued but unpaid interest generally becomes due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts as income. We record prepayment premiums on loans and debt securities as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts.

Expenses

Our primary operating expenses include the payment of management fees to our Investment Adviser, our allocable portion of overhead under our Administration Agreement and other operating costs as detailed below. Our management fee compensates our Investment Adviser for its work in identifying, evaluating, negotiating, consummating and monitoring our investments. Additionally, may would pay interest expense on the outstanding debt we accrue under a Credit Facility. We bear all other direct or indirect costs and expenses of our operations and transactions, including:

the cost of calculating our net asset value, including the cost of any third-party valuation services;

the cost of effecting sales and repurchases of shares of our common stock and other securities;

fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence and reviews of prospective investments or complementary businesses;

expenses incurred by the Investment Adviser in performing due diligence and reviews of investments;

transfer agent and custodial fees;

fees and expenses associated with marketing efforts;

federal and state registration fees and any stock exchange listing fees;

federal, state and local taxes;

independent directors’ fees and expenses;

brokerage commissions;

fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

direct costs such as printing, mailing, long distance telephone and staff;

fees and expenses associated with independent audits and outside legal costs;

costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

all other expenses incurred by either the Administrator or us in connection with administering our business, including payments under our Administration Agreement that will be based upon our allocable portion of overhead, and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs.

During periods of asset growth, we expect our general and administrative expenses to be relatively stable or decline as a percentage of total assets and increase during periods of asset declines. Incentive fees, interest expense and costs relating to future offerings of securities would be additive.

Hedging

To the extent that any of our Floating Rate Loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, swaps and forward contracts. Costs incurred in entering into such contracts or in settling them will be borne by us.

Critical Accounting Policies

The discussion of our financial condition and results of operation is based upon our consolidated financial statements, which have been prepared in accordance with U.S. generally accepted accounting principles, or “GAAP.” The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we describe our critical accounting policies in the notes to our consolidated financial statements.

Valuation of Portfolio Investments

Our investments generally consist of illiquid securities including debt and equity investments of middle-market companies. All of our investments are recorded using broker/dealers quotes or at fair value as determined in good faith by our board of directors. Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at the bid prices obtained from at least two broker/dealers, if available, or by a principal market maker or a primary market dealer. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investment by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available. Debt and equity investments that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Such determination of fair values involves subjective judgments and estimates. Investments of sufficient credit quality purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. With respect to unquoted securities, our board of directors, in consultation with our independent third party valuation firms, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs in connection with one of our portfolio companies, our board of directors uses the pricing indicated by the external event to corroborate and/or assist us in our valuation of our investment in such portfolio company. Because there are not always readily available markets for most of the investments in our portfolio, we value certain of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1) Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

(2) Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3) Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of an investment. The independent valuation firm review management’s preliminary valuations in light of its own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4) The audit committee of our board of directors reviews the preliminary valuations of the Investment Adviser and that of the independent valuation firms and responds and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5) The board of directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the independent valuation firms and the audit committee.

The Financial Accounting Standards Board, or FASB, issued guidance related to Fair Value Measurements, or ASC 820, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of ASC 820 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by PennantPark Floating Rate Capital at the measurement date.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3: Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, all of our investments (other than cash and cash equivalents) and long-term credit facility are classified as Level 3.

Our investments are generally structured as debt investments in the form of Floating Rate Loans. The transaction price, excluding transaction costs, is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected exit values. Ongoing reviews by our Investment Adviser and independent valuation firms are based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors. These nonpublic investments are included in Level 3 of the fair value hierarchy.

The FASB issued guidance on, The Fair Value Option for Financial Assets and Financial Liabilities—Including an Amendment of FASB 115, or ASC 825-10. This statement permits an entity to choose to measure many financial instruments and certain other items at fair value. This statement applies to all reporting entities, and contains financial statement presentation and disclosure requirements for assets and liabilities reported at fair value as a consequence of the election. FASB guidance on, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, or ASC 820-10-35-51A. ASC 820-10-35-51A amends ASC 820 to provide additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased and includes guidance on identifying circumstances that indicate a transaction is not orderly. It emphasizes that even if there has been a significant decrease in the volume and level of activity for the asset or liability and regardless of the valuation technique used, the objective of a fair value measurement remains the same that the fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. The guidance in ASC 820-10-35-51A is effective for periods ending after June 15, 2009. We adopted ASC 820-10-35-51A on June 30, 2009, and it did not have a material impact on our financial statements.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For Floating Rate Loans with contractual PIK interest which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on Floating Rate Loans if we determine that it is probable that we will not be able to collect such interest. Loan origination fees, original issue discount, market discount or premium and deferred financing costs on our debt are capitalized, and we then amortize such amounts as interest income or expense as applicable. We record prepayment premiums on Floating Rate Loans as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest or PIK

We may have investments in our portfolio which contain a PIK interest provision. PIK interest is added to the principal balance of the investment and is recorded as income. For us to maintain our status as a RIC, substantially all of this income must be paid out to stockholders in the form of dividends, even though we have not collected any cash with respect to PIK securities.

Federal Income Taxes

We operate so as to qualify to maintain our election to be taxed as a RIC under Subchapter M of the Code and intend to continue to do so. Accordingly, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute at least 90% of our investment company taxable income as defined by the Code. Although not required for us to maintain our RIC tax status, we must also distribute an amount at least equal to the sum of

98% of our ordinary income (during each calendar year) plus 98.2% of our net capital gains (during each 12 month period ending on October 31) to avoid a 4% excise tax.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, we may obtain borrowings from banks and issuances of senior securities. We may also borrow funds subsequent to this offering, including before we have fully invested the proceeds of this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determine that leveraging our portfolio would be in the best interest of the company and our stockholders, though we have not decided the extent to which we will finance portfolio investment using debt. See “Material U.S. Federal Income Tax Consideration.” In the future, we may also securitize a portion of our investments. Our primary use of funds will be investments in portfolio companies and repayment of amounts owing to the advances under any borrowings we may obtain in the future, cash distributions to holders of our common stock and the payment of operating expenses, including debt service if we borrow additional amounts after completion of this offering to fund our investments. Immediately after this offering and the consummation of the related transactions, we expect to have cash resources of approximately $ million and no indebtedness. This amount does not take into account proceeds, if any, from the exercise of the underwriters’ overallotment option. See “Use of Proceeds.”

Contractual Obligations

We have entered into certain contracts under which we have material future commitments. Under our Investment Management Agreement, PennantPark Investment Advisers serves as our investment adviser in accordance with the terms of that Investment Management Agreement. Payments under our Investment Management Agreement in each reporting period are equal to (1) a management fee equal to a percentage of the value of our gross assets and (2) an incentive fee based on our performance. See “Investment Advisory Agreement and Management Agreement.”

Under our Administration Agreement, PennantPark Investment Administration furnishes us with office facilities and administrative services necessary to conduct our day-to-day operations. If requested to provide managerial assistance to our portfolio companies, we or PennantPark Investment Administration will be paid an additional amount based on the services provided, which amount will not in any case exceed the amount we receive from the portfolio companies for such services. Payment under our Administration Agreement is based upon our allocable portion of the Administrator’s overhead in performing its obligations under our Administration Agreement, including rent, technology systems, insurance and our allocable portion of the costs of our chief compliance officer, chief financial officer and their respective staffs. See “Administration Agreement.”

If any of our contractual obligations discussed above is terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Management Agreement and our Administration Agreement. Any new Investment Management Agreement would also be subject to approval by our stockholders.

Off-Balance Sheet Arrangements

We currently engage in no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as [            ]. The information for [            ] presented below has been derived from our consolidated financial statements which have been audited by [            ].

Class and Year	Total Amount Outstanding	Asset Coverage per Unit(1) (unaudited)	Involuntary Liquidating Preference Per Unit	Average Market Value Per Unit

(1)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by cost of senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

DISTRIBUTIONS

Subsequent to the completion of this offering, and to the extent we have income available, we intend to make monthly distributions to our stockholders, beginning with our first full month after the completion of this offering. Our monthly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

Our [            ] fiscal monthly dividend distribution, payable in [            ] 2011, is expected to be between $[        ] and $[        ] per share. We anticipate that this distribution will be paid from income primarily generated by interest and dividend income earned on our investment portfolio. The specific tax characteristics of the distribution will be reported to stockholders after the end of the calendar year.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our first taxable year ending December 31, 2011. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our net capital gains in excess of capital losses for the one-year period ending on [        ] of the calendar year; and (c) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Unless you elect to receive your dividends in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any dividends reinvested through the issuance of shares through our dividend reinvestment plan will increase our assets on which the base management fee and the incentive fee are determined and paid to PennantPark Investment Advisers. See “Dividend Reinvestment Plan.”

BUSINESS

PennantPark Floating Rate Capital Ltd.

PennantPark Floating Rate Capital Ltd. is a newly organized, externally managed, closed-end, non-diversified management investment company that intends to file an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the “1940 Act.” In addition, for tax purposes we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code.”

Our primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with the primary goal of high current income. We can offer no assurance that we will achieve our investment objectives or be able to structure our investment portfolio as anticipated.

We will seek to achieve our investment objectives by investing primarily in Floating Rate Loans and other instruments made to middle market companies whose debt is rated below investment grade and investments with similar economic characteristics. We refer to such loans, instruments and other investments in this prospectus as the “Floating Rate Loans.” Under normal market conditions, at least 80% of the value of our Managed Assets will be invested in Floating Rate Loans, and investments with similar economic characteristics. We expect that senior secured loans will represent approximately 65% of our overall portfolio. We expect to invest the remaining approximately 35% of our overall portfolio opportunistically in other types of investments, including second-lien, high yield, mezzanine and distressed debt securities and private equity investments. In focusing on Floating Rate Loans, our primary investment focus differs from that of PennantPark Investment Corporation, a business development company for which the Adviser also acts as investment adviser, although there may be limited overlap in terms of targeted investments for the company and such other entity. Floating Rate Loans will typically pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate, or LIBOR, plus a premium, often with a floor on the LIBOR rate. Floating Rate Loans and investments with similar economic characteristics are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (which we refer to collectively as Borrowers in this prospectus) which operate in various industries and geographical regions. Borrowers may obtain Floating Rate Loans to refinance existing debt and for acquisitions, dividends, leveraged buyouts as well as for general corporate purposes. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion.

In addition to the types of securities and investments listed above, we also may invest in: (1) loan interests and corporate bonds that are not secured by any collateral interest in the assets or securities of the Borrower; (2) other income producing securities (including U.S. Government debt securities and investment and non-investment grade, subordinated and unsubordinated corporate debt securities); (3) rights, warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates; and (4) structured products. We may also invest in CLOs or CDOs (including synthetic CLOs or CDOs), asset-backed securities, repurchase agreements, reverse repurchase agreements, cash and cash equivalents, options, futures contracts, options on futures contracts, options on forward contracts or other derivatives or financial instruments (including credit-linked notes, commodity-linked notes, indexed and inverse floating rate securities, convertible instruments and preferred stocks), shares of money market mutual funds or other investment companies or other pooled investment vehicles. We may also seek to gain exposure to Floating Rate Loans by investing in swaps, including single-name credit default swaps, single-name loan credit default swaps and total return swaps and other similar transactions.

We expect to use derivative instruments, if at all, generally to hedge our exposure (i.e., limit downside risk) through the use of interest rate swaps, currency swaps and credit default swaps. We may also use options, futures and forward contracts or options on futures contracts for the same purpose. Likewise, we may make judicious use of these instruments, as well as investments in collateralized debt and loan obligations and total return swaps, to obtain exposure to classes of assets which may not be easily obtained through direct market purchases of the underlying instruments, as well as to boost expected returns on investments in specific asset classes. In addition, we may from time to time enter into total return swaps, securitization transactions and other forms of derivative securities to finance its operations.

In seeking to achieve our investment objectives, our Investment Adviser intends to construct and actively manage a portfolio of Floating Rate Loans and other investments utilizing the strategies discussed below. The Investment Adviser will seek to utilize a disciplined approach to its credit analysis and investment selection process in which the credit ratings of each Borrower are evaluated but are not considered to be the sole or determinative factor of selection. The criteria used by the Investment Adviser in credit selection may include an evaluation of whether a Floating Rate Loan is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service a Borrower’s indebtedness on a timely basis. The Investment Adviser expects to gain exposure to Borrowers across a broad range of industries and of varying characteristics and return profiles.

Our Investment Adviser and Administrator

We utilize the investing experience and contacts of our Investment Adviser to develop what we believe to be an attractive and diversified portfolio. The senior investment professionals of the Investment Adviser have worked together for many years, and average over 20 years of experience in the mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Our Investment Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management.

Our Administrator has experienced professionals with substantial backgrounds in finance and administration of registered investment companies. In addition to furnishing us with clerical, bookkeeping and record keeping services, the Administrator also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC. The Administrator oversees the determination and publication of our net asset value, oversees the preparation and filing of our tax returns, monitors the payment of our expenses as well as the performance of administrative and professional services rendered to us by others. Furthermore, our Administrator provides, on our behalf, managerial assistance to those portfolio companies to which we are required to offer such assistance. See “Risk Factors—Risks Relating to our Business and Structure.”

Market Opportunity

We believe that the limited amount of capital available to the middle-market companies, coupled with the desire of these companies for flexible sources of capital, creates an attractive investment environment for PennantPark Floating Rate Capital.

We believe middle-market companies have faced increasing difficulty in raising debt through the capital markets. While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. We believe this has made it harder for middle-market companies to raise funds by issuing high-yield debt securities.

We believe middle-market companies have faced difficulty raising debt in private markets. Banks, finance companies, hedge funds and CLO funds have withdrawn capital from the middle-market resulting in opportunities for alternative funding sources.

We believe that the current credit market dislocation for middle-market companies improves the risk-adjusted returns of our investments. In the current credit environment, market participants have reduced lending to middle-market and non-investment grade borrowers. As a result, there is less competition in our market, more conservative capital structures, higher yields and stronger covenants.

We believe there is a large pool of uninvested private equity capital likely to seek to combine their capital with sources of debt capital to complete private investments. We expect that private equity firms will continue to be active investors in middle-market companies. These private equity funds generally seek to leverage their investments by combining their capital with senior secured loans and/or mezzanine debt provided by other sources, and we believe that our capital is well-positioned to partner with such equity investors. We expect such activity to be funded by the substantial amounts of private equity capital that have been raised in recent years.

We believe there is substantial supply of opportunities resulting from refinancing. A high volume of financings were completed between the years 2004 and 2007, which will come due in the next few years. This supply of opportunities coupled with a lack of demand offers attractive risk-adjusted returns to investors.

Competitive Advantages

We believe that we have the following competitive advantages over other capital providers in middle-market companies:

a) Experienced Management Team

The senior professionals of the Investment Adviser have worked together for many years and average over 20 years of experience in mezzanine lending, leveraged finance, distressed debt and private equity businesses. The senior professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. We believe this extensive experience and history has resulted in a strong reputation across the capital markets.

b) Disciplined Investment Approach with Strong Value Orientation

We employ a disciplined approach in selecting investments that meet the long-standing, consistent value-oriented investment criteria employed by the Investment Adviser. Our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we are highly selective in deploying our capital. We believe our approach has and will continue to enable us to build an attractive investment portfolio that meets our return and value criteria over the long-term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through our Investment Adviser, conduct a rigorous due diligence process that draws from our Investment Adviser’s experience, industry expertise and network of contacts. Among other things, our due diligence is designed to ensure that each prospective portfolio company will be able to meet its debt service obligations. See “Business – Investment Selection Criteria” for more information.

In addition to engaging in extensive due diligence, our Investment Adviser seeks to reduce risk by focusing on businesses with:

strong competitive positions;

positive cash flow that is steady and stable;

experienced management teams with strong track records;

potential for growth and viable exit strategies; and

capital structures offering appropriate risk-adjusted terms and covenants.

c) Ability to Source and Evaluate Transactions through our Investment Adviser’s Research Capability and Established Network

The management team of the Investment Adviser has long-term relationships with financial sponsors, management consultants and management teams that we believe enable us to evaluate investment opportunities effectively in numerous industries, as well as provide us access to substantial information concerning those industries. We identify potential investments both through active origination and through dialogue with numerous financial sponsors, management teams, members of the financial community and corporate partners with whom the professionals of our Investment Adviser have long-term relationships.

d) Flexible Transaction Structuring

We are flexible in structuring investments and tailor investments to meet the needs of a company while also generating attractive risk-adjusted returns. We can invest in any part of a capital structure and our Investment Adviser has extensive experience in a wide variety of securities for leveraged companies throughout economic and market cycles.

Our Investment Adviser seeks to minimize the risk of capital loss without foregoing potential for capital appreciation. In making investment decisions, we seek to invest in companies that we believe can generate positive risk-adjusted returns.

We believe that the in-depth coverage and experience of our Investment Adviser will enable us to invest throughout various stages of the economic and market cycles and to provide us with ongoing market insights in addition to a significant investment sourcing engine.

e) Longer Investment Horizon with Attractive Publicly Traded Model

Unlike private equity and venture capital funds, we are not subject to standard periodic capital return requirements. Such requirements typically stipulate that funds raised by a private equity or venture capital fund, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles enables us to generate attractive returns on invested capital and to be a better long-term partner for our portfolio companies.

Competition

Our primary competitors provide financing to middle-market companies and include other business development companies, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, frequently invest in middle-market companies. As a result, competition for investment opportunities at middle-market companies can be intense. However, we believe that there has been a reduction in the amount of debt capital available since the downturn in the credit markets, which began in mid-2007. We believe this has resulted in a less competitive environment for making new investments.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company.

For additional information concerning the competitive risks we face, please see “Risk Factors—Risks Relating to our Business and Structure—We operate in a highly competitive market for investment opportunities.”

Leverage

We currently anticipate utilizing leverage. In order to make additional investments, we may incur in leverage in an aggregate amount of up to 50% of Managed Assets at the time such leverage is incurred (which would be equivalent to 100% of our net assets). The may issue preferred stock and/or notes, enter into total return swaps, securitization transactions and borrow funds from banks and other financial institutions.

All costs and expenses related to any form of leverage will be borne entirely by common stockholders. The use of debt to leverage common stock can create risks. Increases or decreases in the value of our portfolio will be magnified if we use leverage. Changes in the value of the portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common stock. During periods when leverage is used, the fees paid to the Investment Adviser for advisory services will be higher than if we did not use leverage because the fees paid will be calculated on the basis of our Managed Assets, which include assets purchased using leverage. As such, the Investment Adviser may have a financial incentive to increase the use of leverage, which constitutes an inherent conflict of interest. In addition, the fees paid to the Investment Adviser are borne exclusively by common stockholders. It is expected that preferred stockholders, noteholders and any lenders will not bear any of our expenses. Our leveraging strategy, if utilized, may not be successful.

We may negotiate with one or more large commercial banks to arrange a floating rate Credit Facility, pursuant to which we would be entitled to borrow an amount equal to approximately 50% of the company’s Managed Assets less any amounts of existing leverage, including from the issuance of preferred stock and/or notes. Any such borrowings would constitute financial leverage. The Company may choose not to enter into a Credit Facility. See “Leverage.”

Investment Policy Overview

We seek to create a diversified portfolio primarily of Floating Rate Loans, by targeting an investment size of $2 to $20 million, on average, in Floating Rate Loans of middle-market companies. We expect this investment size to vary proportionately with the size of our capital base. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. In addition, we expect our debt investments to range in maturity from three to ten years.

Over time, we expect that our portfolio will continue to consist primarily of Floating Rate Loans in qualifying assets such as private or thinly traded or small market-cap, public middle-market U.S. companies. In addition, we may invest up to 30% of our portfolio in non-qualifying assets. See “Regulation—Qualifying Assets” for more information. These non-qualifying assets may include investments in public companies whose securities are not thinly traded or do not have a market capitalization of less than $250 million, securities of middle-market companies located outside of the United States and investment companies as defined in the 1940 Act. Moreover, we may acquire investments in the secondary market. See “Investment Policy Overview —Investment selection criteria” for more information.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Investment Selection Criteria

We are committed to a value oriented philosophy used by the investment professionals who manage our portfolio and seek to minimize the risk of capital loss without foregoing potential for capital appreciation.

We have identified several criteria, discussed below, that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions. However, we caution that not all of these criteria will be met by each prospective portfolio company in which we choose to invest.

Generally, we seek to use our experience and access to market information to identify investment candidates and to structure investments quickly and effectively.

Leading, defensible market positions

Our Investment Adviser intends to invest in Borrowers that it believes have developed strong positions within their markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Investment Adviser will seek Borrowers that it believes possess advantages in scale, scope, customer loyalty, product pricing or product quality as compared to their competitors.

Investing in stable Borrowers with positive cash flow

The Investment Adviser intends to invest in Borrowers believed to be stable and well established, with strong cash flows and profitability. The Investment Adviser believes these attributes indicate Borrowers that may be well-positioned to maintain consistent cash flow to service and repay their liabilities and maintain growth in their businesses or their relative market share. The Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although we are permitted to do so.

Proven management teams

Our Investment Adviser intends to focus on investments in which the Borrower has an experienced management team with an established track record of success. The Investment Adviser typically will require that Borrowers have in place proper incentives to align management’s goals with our goals.

Private equity sponsorship

The Investment Adviser may seek to cause us to participate in transactions sponsored by what it believes to be high-quality private equity firms. The Investment Adviser believes that a private equity sponsor’s willingness to invest significant sums of equity capital in a company is an implicit endorsement of the quality of that company. Further, private equity sponsors of Borrowers with significant investments at risk may have an ability, and a strong incentive, to contribute additional capital in difficult economic times should operational issues arise so as to maintain their ownership position.

Investments in different Borrowers and industries

The Adviser will seek to invest the company’s assets broadly among Borrowers and industries. The Adviser believes that this diversified approach will potentially reduce the risk that a downturn in any one company or industry will have a disproportionate impact on the value of the company’s portfolio.

Viable exit strategy

We seek to invest in companies that we believe will provide a steady stream of cash flow to repay our loans and reinvest in their respective businesses. We expect that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we exit from our investments over time. In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or other capital market transaction.

Due diligence

We believe it is critical to conduct extensive due diligence on investment targets and in evaluating new investments. Our Investment Adviser conducts a rigorous due diligence process that is applied to prospective portfolio companies and draws from our Investment Adviser’s experience, industry expertise and network of contacts. In conducting due diligence, our Investment Adviser uses information provided by companies, financial sponsors and publicly available information as well as information from relationships with former and current management teams, consultants, competitors and investment bankers.

Our due diligence typically includes:

review of historical and prospective financial information;

on-site visits;

interviews with management, employees, customers and vendors of the potential portfolio company;

review of loan documents;

background checks; and

research relating to the company’s management, industry, markets, products and services and competitors.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the team leading the investment presents the investment opportunity to our Investment Adviser’s investment committee. This committee determines whether to pursue the potential investment. All new investments are required to be reviewed by the investment committee of our Investment Adviser. The members of the investment committee receive no compensation from us. These members are employees of our Investment Adviser and receive compensation from our Investment Adviser.

Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent auditors prior to the closing of the investment, as well as other outside advisers, as appropriate.

The Adviser intends to monitor credit risk regularly and periodically with a goal toward identifying early, and selling, Floating Rate Loans other investments with potential credit problems. This monitoring process may include reviewing (1) a

Borrower’s financial resources and operating history; (2) comparing a Borrower’s current operating results with the Adviser’s initial thesis for the investment and its expectations for the performance of the investment; (3) a Borrower’s sensitivity to economic conditions; (4) the performance of a Borrower’s management; (5) a Borrower’s debt maturities and borrowing requirements; (6) a Borrower’s interest and asset coverage; and (7) the relative value of an investment based on a Borrower’s anticipated cash flow.

Under normal market conditions, at least 80% of the company’s Managed Assets will be invested in Floating Rate Loans and investments with similar economic characteristics. This policy is not fundamental and may be changed by the board of directors of the company with at least 60 days’ prior notice provided to stockholders. In this prospectus, “Managed Assets” means the total assets of the company (including any assets attributable to shares of preferred stock of the company that may be issued or to money borrowed from banks or financial institutions or notes issued by the company for investment purposes) minus the sum of the company’s accrued liabilities (other than liabilities incurred for the express purpose of creating leverage).

The secondary investment objective of the company is to seek preservation of capital, consistent with its primary goal of high current income. The ability of the company to achieve its secondary investment objective is limited due to the company’s investment policy of investing primarily in Floating Rate Loans and investments with similar economic characteristics, which may be speculative. The Adviser will seek to achieve its secondary investment objective through a disciplined approach to the selection of credit investments and its evaluation of Borrowers. The Adviser also expects to gain exposure to Borrowers across a broad range of industries and of varying operating and financial characteristics and return profiles, as well as active management of such investments in light of economic developments and trends. However, we are classified as “non-diversified” under the 1940 Act, and our investment portfolio may be more concentrated than the portfolios of other issuers. We may take certain actions if short-term interest rates increase or market conditions otherwise change (or we anticipates such an increase or change) and our use of leverage, if any, begins (or is expected) to adversely affect our common stockholders. To offset any potentially negative impact of leverage on common shareholders, we may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may reduce its indebtedness or unwind other leveraged transactions. We may also attempt to reduce our use of leverage by redeeming or otherwise purchasing outstanding preferred stock, if any.

While our primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with the primary goal of high current income through investments in Floating Rate Loans, we may invest up to 30% of the portfolio in opportunistic investments. These investments may include investments in high-yield bonds, distressed debt, private equity or securities of public companies and securities of companies located outside of the United States. We expect that these public companies generally will have debt securities that are non-investment grade.

Investment structure

Once we determine that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. We negotiate among these parties to agree on how our investment is structured relative to the other capital in the portfolio company’s capital structure.

We expect our Floating Rate Loans to have terms of three to ten years. We may obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

Certain Floating Rate Loans may have interest-only payments in the early years, payable in cash or PIK interest, with amortization of principal deferred to later years. In some cases, we may enter into mezzanine debt that, by its terms, converts into equity or additional debt securities or defers payments of interest for the first few years after our investment. Also, in some cases our mezzanine debt may be collateralized by a subordinated lien on some or all of the assets of the borrower.

In the case of our Floating Rate Loans, we seek to tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we seek to limit the downside potential of our investments by:

requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

incorporating “put” rights and call protection into the investment structure; and

negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our investments may include equity features, such as direct investments in the equity securities of borrowers or warrants or options to buy a minority interest in a portfolio company. Any warrants we may receive with our Floating Rate Loans generally require only a nominal cost to exercise, so as a portfolio company appreciates in value, we may achieve additional investment return from these equity investments. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we may also obtain registration rights in connection with these equity investments, which may include demand and “piggyback” registration rights.

We expect to hold most of our investments to maturity or repayment, but may sell certain investments earlier if a liquidity event takes place, such as the sale or refinancing of a portfolio company. We also may turn over investments to better position the portfolio in light of market conditions.

Ongoing relationships with portfolio companies

Monitoring

The Investment Adviser monitors our portfolio companies on an ongoing basis. The Investment Adviser monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company.

Our Investment Adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

Assessment of success in adhering to portfolio company’s business plan and compliance with covenants;

Periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirement and accomplishments;

Comparisons to other PennantPark Floating Rate Capital portfolio companies in the industry, if any;

Attendance at and participation in board meetings or presentations by portfolio companies; and

Review of monthly and quarterly financial statements and financial projections of portfolio companies.

Valuation of Portfolio Investments

Our investments generally consist of illiquid securities including debt and equity investments of middle-market companies. All of our investments are recorded using broker/dealers quotes or at fair value as determined in good faith by our board of directors. Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at the bid prices obtained from at least two brokers/dealers, if available, or by a principal market maker or a primary market dealer. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investment by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available. Debt and equity investments that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Such determination of fair values involves subjective judgments and estimates. Investments of sufficient credit quality purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates value. With respect to unquoted securities, our board of directors, in consultation with our independent third party valuation firms, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs in connection with one of our portfolio companies, our board of directors uses the pricing indicated by the external event to corroborate and/or assist us in our valuation of our investment in such portfolio company. Because there are not always readily available markets for most of the investments in our portfolio, we value certain of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3)	Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review preliminary management’s valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)	The audit committee of our board of directors reviews the preliminary valuations of the Investment Adviser and that of the independent valuation firms and responds and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)	The board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

The FASB, issued guidance related to Fair Value Measurements, or ASC 820, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of ASC 820 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. We adopted this statement on October 1, 2008. This adoption did not affect the PennantPark Floating Rate Capital’s financial position or its results of operations for any period prior to October 1, 2008.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by PennantPark Floating Rate Capital at the measurement date.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3: Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by a disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Substantially, all of our investments and long-term credit facility are classified as Level 3.

Our investments are generally structured as debt investments in the form of Floating Rate Loans. The transaction price, excluding transaction costs, is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected exit values. Ongoing reviews by our Investment Adviser and independent valuation firms are based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors. These nonpublic investments are included in Level 3 of the fair value hierarchy.

Managerial assistance

We offer managerial assistance to our portfolio companies. As a business development company, we are required to make available such managerial assistance within the meaning of section 55 of the 1940 Act. See “Regulation” for more information.

Staffing

We do not currently have any employees. Our Investment Adviser and Administrator have hired and expect to continue to hire professionals with skills applicable to our business plan, including experience in middle-market investing, leveraged finance and capital markets.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our principal executive offices are located in at 590 Madison Avenue, 15th Floor, New York, NY 10022. Our Administrator furnishes us office space and we reimburse it for such costs on an allocated basis.

Legal Proceedings

We are not subject to any material legal proceedings.

Our Consolidated Portfolio

Our principal investment focus is to invest in Floating Rate Loans. We generally seek to target companies that generate positive cash flows from the broad variety of industries in which our Investment Adviser has direct expertise. We may invest in other industries if we are presented with attractive opportunities. The following is a list of the industries in which we may invest:

• Aerospace and Defense	• Environmental Services

• Auto Sector	• Financial Services

• Broadcasting and Entertainment	• Grocery

• Business Services	• Education and Childcare

• Buildings and Real Estate	• Home & Office Furnishings, Housewares & Durable Consumer Products

• Cable Television	• Hotels, Motels, Inns and Gaming

• Cargo Transportation	• Insurance

• Chemicals, Plastics and Rubber	• Leisure, Amusement, Motion Picture, Entertainment

• Communications	• Logistics

• Consumer Products	• Manufacturing / Basic Industries

• Containers Packaging & Glass	• Media

• Distribution	• Oil and Gas

• Diversified/Conglomerate Services	• Other Media

• Diversified/Conglomerate Manufacturing	• Printing and Publishing

• Education	• Telecommunications

• Energy / Utilities	• Retail Store

MANAGEMENT

Board of Directors

The Directors are responsible for the overall supervision of the operations of the company and perform the various duties imposed on the directors of investment companies by the 1940 Act and applicable Maryland law.

Biographical Information. Certain biographical and other information relating to the Directors of the company is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser (collectively, the “PennantPark Funds”) and other public directorships, including both public operating companies and registered funds.

Name, Address(1) and Age of Director	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of PennantPark Funds and Portfolios(2) Overseen	Other Directorships
Interested Director Arthur H. Penn (47)(3)	Chief Executive Officer and Chairman of the Board of Directors	Director since October 2010; Term Expires 20	Founder, Chairman and Chief Executive Officer of PennantPark Investment Corporation since its inception in 2007. Mr. Penn also is the founder and Managing Member of PennantPark Investment Advisers, LLC. Before founding PennantPark, Mr. Penn was the co-founder of Apollo Investment Management, where he was a Managing Partner from 2004 to 2007. He also served as Chief Operating Officer of Apollo Investment Corporation from inception in 2004 to 2006 and served as President and Chief Operating Officer in 2006. He formerly was a Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 to 2006.	2

Name, Address(1) and Age of Director	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of PennantPark Funds and Portfolios(2) Overseen	Other Directorships
Independent Directors Marshall Brozost (43)	Director	Director since October 2010; Term Expires 20	Director of PennantPark Investment Corporation. A Partner at the international law firm of Dewey & LeBoeuf LLP since 2007, where he practices in the real estate and private equity groups. Prior to his tenure at Dewey & LeBoeuf LLP, which began in 2005, Mr. Brozost practiced law at O’Melveny & Myers LLP and at Solomon & Weinberg LLP from 2001 to 2005.	2

Samuel L. Katz (45)	Director	Director since October 2010; Term Expires 20	Director of PennantPark Investment Corporation. A Managing Partner since 2007 of TZP Group LLC, a private equity fund. Before joining TZP Group, Mr. Katz was Chief Executive Officer of MacAndrews & Forbes Acquisition Holdings, Inc. from 2006 to 2007. Prior to that position, Mr. Katz was Chairman and Chief Executive Officer of the Cendant Travel Distribution Services Division from 2001 to 2005.	2

Adam K. Bernstein (47)	Director	Director since October 2010; Term Expires 20	Director of PennantPark Investment Corporation. President of The Bernstein Companies, a Washington, D.C.-based real estate firm that he joined in 1986. Mr. Bernstein also serves as the President and Chief Executive Officer of Consortium Atlantic Realty Trust, Inc., a private real estate investment trust operating in the Mid-Atlantic region since its formation in 2000.	2

Name, Address(1) and Age of Director	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of PennantPark Funds and Portfolios(2) Overseen	Other Directorships
Jeffrey Flug (48)	Director	Director since October 2010; Term Expires 20	Director of PennantPark Investment Corporation. Chief Operating Officer and Financial Officer of Union Square Hospitality Group since 2009. Mr. Flug also has served as Chief Executive Officer and Executive Director from 2006 to 2008 of Millennium Promise Alliance, Inc., a non-profit organization whose mission is to eradicate extreme global poverty. From 2000 to 2006 Mr. Flug was a Managing Director and Head of North American Institutional Sales at JP Morgan’s Investment Bank.	2

(1)	The address of each Director is c/o PennantPark Floating Rate Capital Ltd., 590 Madison Avenue, 15th Floor, New York, New York 10022.
(2)	For the purposes of this table, “PennantPark Funds and Portfolios” means the following investment companies: PennantPark Floating Rate Capital Ltd. and PennantPark Investment Corporation.
(3)	Mr. Penn is an interested director due to his positions as an officer of the Company and of PennantPark Investment Advisers, LLC.

Biographical Information of the Executive Officers of the Company. Certain biographical and other information relating to the executive officers of the company is set out below:

Name, Address(1) and Age of Officer	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Arthur H. Penn (47)	Chief Executive Officer	Since October 2010	See Above.

Aviv Efrat (46)	Chief Financial Officer and Treasurer	Since October 2010	Chief Financial Officer and Treasurer of PennantPark Investment Corporation since inception in 2007. Managing Director of PennantPark Investment Administration, LLC since inception in 2007. A Director at BlackRock, Inc. from 1997 to 2007 where he was responsible for a variety of administrative, operational, and financial aspects of closed-end and open-end registered investment companies.

(1)	The address of each officer is c/o PennantPark Floating Rate Capital Ltd., 590 Madison Avenue, 15th Floor, New York, New York 10022.

Stock Ownership. Information relating to each Director’s share ownership in the company and in all PennantPark Funds as of December     , 2010 is set out in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in PennantPark Funds

[As of the date of this prospectus, none of our Directors and officers owned any of our outstanding shares. As of the date of this prospectus, none of our Independent Directors or their immediate family members owned beneficially or of record any securities in the Adviser, and none of the Directors owned beneficially or of record any securities in the Underwriters.]

Compensation of Directors. The following table sets forth the estimated compensation to be paid by us to the Directors projected through the end of our first fiscal year and the projected aggregate compensation to be paid to them from all PennantPark Companies for the calendar year ending December 31, 2011. The Directors who are “interested persons,” as defined in the 1940 Act, and our officers do not receive compensation from us.

Name	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Total Compensation from the Company and PennantPark Fund Complex Paid to Each Director
Arthur H. Penn
Adam K. Bernstein
Marshall Brozost
Jeffrey Flug
Samuel L. Katz

Corporate Governance

We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and we are committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations, as well as our own ethical standards of conduct.

Director Independence

[            ] corporate governance rules require listed companies to have a board of directors with at least a majority of independent directors. Under [            ] corporate governance rules, in order for a director to be deemed independent, our Board of Directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of our Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the director is independent under [            ] corporate governance rules, the 1940 Act and our corporate governance guidelines. Our Board of Directors has determined that each of our directors, other than Mr. Penn, is independent under the listing standards of the [            ] and the 1940 Act. Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board of Directors, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. The Board of Directors limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.

Board of Directors’ Oversight Role in Management.

The Board of Directors performs its risk oversight function primarily through (1) its two standing committees, which report to the entire Board of Directors and are comprised solely of Independent Directors and (2) monitoring by the company’s Chief Compliance Officer in accordance with its compliance policies and procedures.

As described below in more detail under “Audit Committee” and “Nominating and Corporate Governance Committee,” the Audit Committee and the Nominating and Corporate Governance Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the company’s accounting and financial reporting processes, including the annual audit of the company’s financial statements, the company’s systems of internal controls regarding finance and accounting, and pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our common stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. Both the Audit Committee and the Nominating and Corporate Governance Committee consist solely of Independent Directors.

The Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The company’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board of Directors, addresses at a minimum (1) the operation of the compliance policies and procedures of the company and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

We believe that the Board’s role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a closed-end management investment company. Specifically, as a closed-end management investment company, we must comply with certain regulatory requirements that control the levels of risk in its business and operations. In addition, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC we must meet certain income source and asset diversification requirements.

We believe that the extent of the Board’s and its committees’ roles in risk oversight complements the Board’s leadership structure. Because they are comprised solely of Independent Directors, the Audit Committee and the Nominating and Corporate Governance Committee are able to exercise their oversight responsibilities without any conflict of interest that might discourage critical questioning and review. Through regular executive session meetings with our independent auditors, Chief Compliance Officer and Chief Executive Officer, the Independent Directors have established direct communication and oversight channels that the Board believes foster open communication and early detection of issues of concern.

We believe that the Board’s role in risk oversight must be evaluated on a case by case basis and that the current configuration and allocation of responsibilities among the Board and its committees with respect to the oversight of risk is appropriate. However, the Board of Directors and its committees continually re-examine the manner in which they administers their respective risk oversight functions, including through formal annual assessments of performance, to ensure that they meet the our needs.

Board of Directors Composition and Leadership Structure.

The 1940 Act requires that at least a majority of the company’s directors not be “interested persons” (as defined in the 1940 Act) of us. Currently, four of our five directors are Independent Directors; however the Chairman of the Board of Directors is an interested person of us. The Independent Directors believe that the combined position of Chief Executive Officer and Chairman of the Board of Directors results in greater efficiencies in managing us by eliminating the need to transfer substantial information quickly and repeatedly between a separate Chief Executive Officer and Chairman, and the ability to capitalize on the specialized knowledge acquired from the duties of these roles. The Board of Directors has not identified a lead Independent Director; however, it has determined that its leadership structure, in which 80% of the directors are Independent Directors and, as such are not affiliated with the Investment Adviser or the Administrator, is appropriate in light of the services that the Adviser and the Administrator provides to us and the potential conflicts of interest that could arise from these relationships.

Information About Each Director’s Experience, Qualifications, Attributes or Skills.

Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses, and which the Board believes has prepared each director to be an effective Board Member. The Board of Directors believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board of Directors believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them, and to interact effectively with our management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board of Directors believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law); public service or academic positions, experience from service as a board member (including our Board of Directors) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own independent legal counsel, who participates in Board of Directors meetings and interacts with the Adviser, and also may benefit from information provided by our counsel. Both Independent Directors’ counsel and our counsel have significant experience advising funds and fund board members. The Board of Directors and its Committees have the ability to engage other experts as appropriate. The Board of Directors evaluates its performance on an annual basis.

Role of the Chairman and Chief Executive Officer

As Chairman of the Board of Directors and Chief Executive Officer, Mr. Penn assumes a leading role in strategic planning and executing our initiatives. Mr. Penn also manages our day-to-day operations, with the support of the other investment professionals and officers. As Chief Executive Officer, Mr. Penn has general responsibility for the implementation of our policies, as determined by the Board of Directors, and for the management of our business and affairs.

Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Members Should Serve as Directors of the Company

The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing us and protecting the interests of its Stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

Arthur H. Penn

The Board benefits from Mr. Penn’s business leadership and experience and knowledge of senior loan, mezzanine lending, leveraged finance, distressed debt and private equity businesses, as well as a diverse knowledge of management practices. Mr. Penn is our Founder, Chairman and Chief Executive Officer of the company and the Managing Member of PennantPark Investment Advisers, LLC and PennantPark Investment Administration, LLC. Mr. Penn co-founded Apollo Investment Management in 2004, where he was a Managing Partner from 2004 to 2006. He also served as President and Chief Operating Officer of Apollo Investment Corporation from its inception in 2004 to 2006, and served as President and Chief Operating Officer of that company in 2006. Mr. Penn was a Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 through 2006. From 2002 to 2003, prior to joining Apollo, Mr. Penn was a Managing Director of CDC-IXIS Capital Markets. Mr. Penn served as Global Head of Leveraged Finance at UBS Warburg LLC (now UBS Investment Bank) from 1999 through 2001. Prior to joining UBS Warburg, Mr. Penn was Global Head of Fixed Income Capital Markets for BT Securities and BT Alex Brown Incorporated from 1994 to 1999. In these capacities, Mr. Penn oversaw groups responsible for more than 200 high-yield and leveraged bank financings aggregating over $34 billion in capital raised. From 1992 to 1994, Mr. Penn served as Head of High Yield Capital Markets at Lehman Brothers. Mr. Penn’s longstanding service as Chairman and Chief Executive Officer of the company and Managing Member of PennantPark Investment Advisers, LLC and PennantPark Investment Administration, LLC provide him with a specific and valuable understanding of us, our operations, and the business and regulatory issues facing us.

Adam K. Bernstein

Mr. Bernstein brings to the Board 25 years of experience in leading a real estate development, investment and management business in the Mid-Atlantic region of the United States. Mr. Bernstein affords the Board his vast experience in the area of strategic and financial planning and capital and risk management. Mr. Bernstein is President of The Bernstein Companies, a Washington D.C.—based real estate firm which he joined in 1986. Mr. Bernstein also serves as the President and Chief Executive Officer of Consortium Atlantic Realty Trust, Inc., a private real estate investment trust operating in the Mid-Atlantic region since its formation in 2000. Mr. Bernstein also is the President of the Mid-Atlantic Regional Advisory Board of the University of Pennsylvania.

Marshall Brozost

Mr. Brozost brings 17 years of experience in the areas of finance, private equity, mergers and acquisitions and restructurings. Since 2007, Mr. Brozost has been Partner at the international law firm of Dewey & LeBoeuf LLP, where he practices in the real estate and private equity groups. Prior to his tenure at Dewey & LeBoeuf LLP, which began in 2005, Mr. Brozost practiced law at O’Melveny & Myers LLP from 2001 to 2004 and Solomon & Weinberg LLP from 2004 to 2005. Mr. Brozost also served as a vice president of Nomura Asset Capital Corporation from 1997 through 2000.

Jeffrey Flug

Mr. Flug brings to the Board expertise in fixed income, investment banking, accounting and business operations. Since January 2011, Mr. Flug has been the President of the Union Square Hospitality Group, an exclusive chain of restaurants. He previously served as the Chief Operating and Financial Officer of that company from 2009 through 2011. Mr. Flug was Chief Executive Officer and Executive Director of Millennium Promise Alliance, Inc. from 2006 to 2008. Millennium Promise is a non-profit organization whose mission is to eradicate extreme global poverty. Mr. Flug was Managing Director and Head of North American Institutional Sales at JP Morgan’s Investment Bank from 2000 to 2006. From 1988 to 2000, Mr. Flug was Managing Director for Goldman Sachs & Co. in its Fixed Income Division.

Samuel L Katz

Mr. Katz brings to the Board a diverse knowledge of business and finance as a result of his career over the past 25 years. Mr. Katz is the Managing Partner of TZP Group, LLP a private equity fund he formed in 2007. Prior to joining TZP Group, he was CEO of MacAndrews & Forbes Acquisition Holdings, Inc. from 2006 through 2007. From 1996 through 2005, Mr. Katz held a variety of senior positions at Cendant Corporation including, most recently, Chairman and Chief Executive Officer of the Cendant Travel Distribution Services Division from 2001 to 2005. From 1992 to 1995, Mr. Katz invested in private and public equity as Co-Chairman of Saber Capital, Inc. and Vice President of Dickstein Partners Inc. From 1988 to 1992, he was an Associate and Vice President at The Blackstone Group, where he worked on numerous private equity transactions, including the initial LBOs of several hotel franchise brands, which created the predecessor to Cendant Corporation. From 1986 to 1988, Mr. Katz was a Financial Analyst at Drexel Burnham Lambert.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. We require each director to make a diligent effort to attend all Board and Committee meetings, and encourage directors to attend our Annual Meeting of Stockholders.

Audit Committee

The members of the Audit Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the [            ] corporate governance rules. Messrs. Flug and Katz serve as Co-Chairman of the Audit Committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by the Board of Directors. Our charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit our accounts and records, reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis of financial condition and results of operations, and recommending to the Board of Directors whether the audited financial statements should be included in our annual report; reviewing and discussing with management and the independent auditors our financial statements prior to the filings; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the auditors. The Audit Committee is also responsible for aiding our Board of Directors in fair value pricing of debt and equity securities. The Board of Directors and Audit Committee use the services of nationally recognized independent valuation firms to help them determine the fair value of certain securities. Our Board of Directors has determined that each of Messrs. Flug and Katz is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K under the Exchange Act.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the [            ] corporate governance rules. Messrs. Bernstein and Brozost serve as co-chairmen of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

The Nominating and Corporate Governance Committee will consider our stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the company’s bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Thomas Friedmann, Secretary, c/o PennantPark Floating Rate Capital Ltd., 590 Madison Avenue, 15th Floor, New York, New York 10022. When submitting a nomination to the company for consideration, a Stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our common stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the [            ] corporate governance rules and the 1940 Act, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter; and the ability to contribute to the effective management of the company, taking into account the needs of the company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the company operates. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board of Directors, but the Committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the Board’s annual-self assessment, the members of the Nominating and Corporate Governance Committee evaluates the membership of the Board of Directors and whether the Board maintains satisfactory policies regarding membership selection.

Communication with the Board of Directors

Stockholders with questions about us are encouraged to contact our Investor Relations Department at 590 Madison Avenue, 15th Floor, New York, New York 10022 or by visiting the investor relations web page on our website at www.pennantpark.com. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to: Thomas Friedmann, Secretary, c/o PennantPark Floating Rate Capital Ltd., 590 Madison Avenue, 15th Floor, New York, New York 10022. All Stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

A control person includes a person who beneficially owns more than 25% of the voting securities of a company. The Investment Adviser has provided our initial capitalization, and therefore is a control person because it is our sole stockholder as of the date of this prospectus. Our Investment Adviser may also be considered a controlling person of us under the 1940 Act to the extent it has the power to exercise a controlling influence over our management or policies.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Investment Management Agreement

We have entered into the Investment Management Agreement with the Investment Adviser under which the Investment Adviser, subject to the overall supervision of our board of directors, manages the day-to-day operations of and provides investment advisory services to us. Under the terms of our Investment Management Agreement, the Investment Adviser:

determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

closes and monitors the investments we make.

The Investment Adviser’s services under our Investment Management Agreement are not exclusive, and it is free to furnish similar services, without the prior approval of our stockholders or our board of directors, to other entities so long as its services to us are not impaired. Our board of directors would monitor any potential conflicts that may arise upon such a development. For providing these services, the Investment Adviser receives a fee from us, consisting of two components—a base management fee and an incentive fee, which we refer to collectively as the “Management Fees.”

Investment Advisory Fees

Based on our current business plan and our existing pipeline of potential investments, we anticipate that substantially all of the net proceeds of this offering will be used within [            ] months following completion of this offering in accordance with our investment objective. We expect that during this period we will not have any capital gains and that the amount of our interest income will not exceed the quarterly minimum hurdle rate discussed below. As a result, we do not anticipate paying any incentive fees in the first year after the completion of this offering.

The incentive fee consists of two components, ordinary income and capital gains:

The ordinary income component, which is payable quarterly in arrears, will equal [            ]% of the excess, if any, of our “Preincentive Fee Net Investment Income” over a [            ]% quarterly ([            ]% annualized) hurdle rate, expressed as a rate of return on the value of our net assets attributable to our common stock, and a “catch-up” provision, measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment advisor receives no incentive fee until our net investment income equals the hurdle rate of [            ]% but then receives, as a “catch-up,” [            ]% of our preincentive fee net investment income with respect to that portion of such preincentive fee net investment income, if any, that exceeds the hurdle rate but is less than [            ]% subject to a total return requirement and deferral of non-cash amounts. The effect of the “catch-up” provision is that, subject to the total return and deferral provisions discussed below, if preincentive fee net investment income exceeds [            ]% in any calendar quarter, our investment advisor will receive [            ]% of our preincentive fee net investment income as if a hurdle rate did not apply. The ordinary income component of the incentive fee will be computed on income that may include interest that is accrued but not yet received in cash. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the company’s preincentive fee net investment income will be payable except to the extent [            ]% of the cumulative net increase in net assets resulting from operations over the then current and the shorter of 11 preceding calendar quarters or since the closing of this offering exceeds the cumulative incentive fees accrued and/or paid for the shorter of 11 preceding calendar quarters or since the closing of this offering. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) [            ]% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the [            ]% hurdle, subject to the “catch-up” provision, and (ii) (x) [            ]% of the cumulative net increase in net assets resulting from operations for the then current and the shorter of 11 preceding calendar quarters or since the closing of this offering minus (y) the cumulative incentive fees accrued and/or paid for the shorter of 11 preceding calendar quarters or since the closing of this offering . For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the company for the then current and the shorter of 11 preceding calendar quarters or since the closing of this offering . In addition, the portion of such incentive fee that is attributable to deferred interest (sometimes referred to as payment-in-kind interest, or PIK, or original issue discount, or OID) will be paid to PennantPark Investment Advisors, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

The capital gains component of the incentive fee will equal [            ]% of our “Incentive Fee Capital Gains,” if any, which will equal our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees. The second component of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the year ending December 31, 2011. For a more detailed discussion of the calculation of this fee, see “Management–Investment Management Agreement.”

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

[TO COME]

Duration and Termination

The Investment Management Agreement was approved by our board of directors, including a majority of our directors who are not interested persons of us, on [            ], 2011 and is scheduled to be executed on the date of this prospectus. Unless terminated earlier as described below, the Investment Management Agreement will continue in effect for a period of two years from its execution date. It will remain in effect from year to year thereafter if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Management Agreement will automatically terminate in the event of its assignment. The Investment Management Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk factors—Risks relating to our business and structure—We are dependent upon Pennant Investment Advisers’ key personnel for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our management team, our ability to achieve our investment objective could be significantly harmed.”

Organization of the Investment Adviser

PennantPark Investment Advisers is a registered investment adviser under the Advisers Act of 1940. The principal executive office of PennantPark Investment Advisers is located at 590 Madison Avenue, 15th Floor, New York, NY 10022.

Administration Agreement

Pursuant to the Administration Agreement, the Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under our Administration Agreement, the Administrator performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under our Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under our Administration Agreement, including rent and our allocable portion of the cost of compensation and related expenses of our Chief Compliance Officer and Chief Financial Officer and their respective staffs. Under our Administration Agreement, the Administrator offers, on our behalf, managerial assistance to those portfolio companies to which we are required to offer such assistance. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to the Administrator.

Duration and Termination

The Administration Agreement was approved by our board of directors, including a majority of our directors who are not interested persons of PennantPark Investment, on [            ], 2011 and is scheduled to be executed on the date of this prospectus. Unless terminated earlier as described below, our Administration Agreement will continue in effect for a period of one year through [            ] 2012. It will remain in effect if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Administration Agreement will automatically terminate in the event of its assignment. The Administration Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other.

Indemnification

Our Investment Management Agreement and Administration Agreement provide that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations, PennantPark Investment Advisers and PennantPark Investment Administration and their officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of PennantPark Investment Advisers’ and PennantPark Investment Administration’s services under our Investment Management Agreement or Administration Agreement or otherwise as Investment Adviser or Administrator for us.

License Agreement

We have entered into the License Agreement with PennantPark Investment Advisers pursuant to which PennantPark Investment Advisers has granted us a royalty-free, non-exclusive license to use the name “PennantPark.” Under this agreement, we have a right to use the PennantPark name, for so long as PennantPark Investment Advisers or one of its affiliates remains our Investment Adviser. Other than with respect to this limited license, we have no legal right to the “PennantPark” name.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

As a business development company, we generally invest in illiquid securities including debt and equity investments of middle-market companies. All of our investments are recorded using broker/dealers quotes or using fair value as determined in good faith by our board of directors in consultation with our independent third party valuation firms. Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from an independent pricing service or at the bid prices, if available, obtained from at least two broker/dealers, or by a principal market maker or a primary market dealer. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available. Debt and equity investments that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Such determination of fair values involves subjective judgments and estimates. Investments, of sufficient credit quality, purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates value. With respect to unquoted securities, our board of directors, in consultation with independent third party valuation firms, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs in connection with one of our portfolio companies, our board of directors uses the pricing indicated by the external event to corroborate and/or assist us in our valuation of our investment in such portfolio company. Because there are not always readily available markets for most of the investments in our portfolio, we value certain of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3)	Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review preliminary management’s valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)	The audit committee of our board of directors reviews the preliminary valuations of the Investment Adviser and that of the independent valuation firms and responds and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)	The board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

Our investments are generally structured as debt and equity investments in the form of Floating Rate Loans. The transaction price, excluding transaction costs, is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected exit values. Ongoing reviews by our Investment Adviser and independent valuation firms are based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors. See “Risk Factors – Risks Related to Our Investments” for more information.

Determinations In Connection With Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below net asset value of our common stock at the time at which the sale is made unless we receive the consent of the majority of our common stockholders to do so, and the board of directors decides that such an offering is in the best interests of our common stockholders. Our board of directors will consider the following factors, among others, in making such determination:

the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

our management’s assessment of whether any change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recent public filing with the SEC that discloses the net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

the magnitude of the difference between the offering price of the shares of our common stock in the proposed offering and management’s assessment of any change in the net asset value of our common stock during the period discussed above.

Importantly, this determination will not necessarily require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act. However, if we receive the consent of a majority of our common stockholders to issue shares of our common stock at a price below our then current NAV and our board of directors decides that such an offering is in the best interest of our common stockholders and we may undertake such an offering. See “Sales of Common Stock Below Net Asset Value” for more information.

To the extent that the above procedures result in even a remote possibility that we may (i) in the absence of stockholder approval issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger our undertaking to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

We may, however, subject to the requirements of the 1940 Act, issue rights to acquire our common stock at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form S-3. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations of the board of directors described in this section, and we will maintain these records with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of dividend distributions on behalf of stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the Board of Directors authorizes, and we declare, a cash dividend, then stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of common stock, rather than receiving the cash dividends.

No action is required on the part of a registered stockholders to have the stockholder’s cash dividend reinvested in shares of common stock. A registered stockholder may elect to receive a dividend in cash by notifying [            ], the plan administrator and transfer agent and registrar, in writing so that the notice is received by the plan administrator not less than 10 days prior to the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the applicable record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether shares are trading at a premium or at a discount to net asset value. We reserve the right to purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to the stockholder by the market price per share of common stock at the close of regular trading on [            ] on the valuation date for that dividend. The market price per share on that date will be the closing price for the shares on [            ] or, if no sale is reported for such day, at the average of the reported bid and asked prices. The number of shares of common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if shares are trading at a premium and dilution if shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of stockholders who participate in the plan, the level of premium or discount at which shares are trading and the amount of the dividend payable to a stockholder.

The plan administrator’s fees under the plan will be paid by the us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $[            ] transaction fee plus a [            ]¢ per share brokerage commission from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend will be equal to the total dollar amount of the dividend payable to the stockholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at [            ], by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at [            ] or by calling the plan administrator at [            ].

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at [            ].

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

On             , 2011 our authorized capital stock consisted of [100,000,000] shares of stock, par value $0.001 per share, all of which were classified as common stock. Our common stock is quoted on [    ] under the ticker symbol “[    ]”. On that date there were no outstanding options or warrants to purchase our capital stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

As of             , 2011, we had stockholders of record.

The following are our outstanding classes of securities as of             , 2011:

Title of Class	Amount of Shares Authorized	Amount of Shares Held by the Fund for its Account	Amount of Shares Outstanding as of [ ]
Common Stock	[ ] Shares	0 Shares	[ ] Shares

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available for payment. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, limited liability company or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our directors’ and officers’ rights to indemnification and advancement of expenses provided by our charter and bylaws vest immediately upon election of a director or officer.

The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by such corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by such corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire in [2012, 2013 and 2014], respectively, and in each case, those directors will serve until their successors are duly elected and qualify. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time as we have the three independent directors and our common stock is registered under the Exchange Act, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting unless the charter provides for stockholder action by less than unanimous consent (which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

[Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.]

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors. Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of holders of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions. A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders’ meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitation, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any such business combination must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We are a business development company under the 1940 Act, which has qualified and intends to continue to qualify to maintain an election to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. We may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. We may enter into hedging transactions to manage the risks associated with interest rate fluctuations. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined under the 1940 Act to include any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but is excluded from the definition of an investment company by Section 3(c) of the 1940 Act; and

(c)	does not have any class of securities listed on a national securities exchange; has any class of securities listed on a national securities exchange subject to a market capitalization maximum of $250.0 million; or is controlled by us which has an affiliated person who is a director of such portfolio company.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. operating company or from an affiliated person of the issuer, or in transactions incidental thereto, if such issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

As a business development company, we are required to make available managerial assistance to our portfolio companies that constitute a qualifying asset within the meaning of Section 55 of the 1940 Act. However, if a business development company purchases securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Our Administrator may provide such assistance on our behalf to portfolio companies that request such assistance. Officers of our Investment Adviser and Administrator provide assistance to our controlled affiliate.

Temporary Investments

Pending investments in other types of “qualifying assets,” as described above, may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. We may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests, as defined later in this prospectus, in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. See “Risk Factors—Risks relating to our business and structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital” for more information.

Joint Code of Ethics and Code of Conduct

The Board of Directors has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and has also approved the Adviser’s code of ethics that was adopted by it in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. These codes of ethics establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to a code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the company, so long as such investments are made in accordance with the code’s requirements.

The codes of ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This reference to the company’s website does not incorporate the contents of the website into this prospectus.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Investment Adviser. The Proxy Voting Policies and Procedures of our Investment Adviser are set forth below. The guidelines are reviewed periodically by our Investment Adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we”, “our” and “us” refers to our Investment Adviser.

Introduction

As an Investment Adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Aviv Efrat, Chief Financial Officer and Treasurer, 590 Madison Avenue, 15 th Floor, New York, New York 10022.

Privacy Protection Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party Administrator).

We restrict access to non-public personal information about our stockholders to employees of our Investment Adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Our privacy protection policies are available, free of charge, on our website at www.pennantpark.com. In addition, the privacy policy is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, filed as an exhibit to our Report on Form 10-K (File No. 814-00736 on December 13, 2007. You may also obtain copies of our privacy policy, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of independent directors and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required by law to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to PennantPark Floating Rate Capital or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and PennantPark Investment Advisers have each adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws. We review these policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering such policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes several regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the consolidated financial statements contained in our periodic reports;

pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal controls over financial reporting, which must be audited by our independent registered public accounting firm; and

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated there-under. We continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and continue to take actions necessary to ensure that we are in compliance with that act.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the Investment Adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for PennantPark Floating Rate Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the brokerage firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, PennantPark Floating Rate Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and PennantPark Floating Rate Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

Securities may be held by, or be appropriate investments for, us as well as other funds or investment advisory clients of the Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Adviser or its affiliates when one or more clients of the Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve us or other clients or funds for which the Adviser or its affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to an investment in any of our securities. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

a citizen or individual resident of the United States;

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation in Connection with Holding Securities other than our Common Stock

We intend to describe in any prospectus supplement related to the offering of preferred stock, debt securities, warrants or rights offerings to purchase our common stock, the U.S. federal income tax considerations applicable to such securities as will be sold by us pursuant to that supplement, including the taxation of any debt securities that will be sold at an original issue discount or acquired with market discount or amortizable bond premium and the tax treatment of sales, exchanges or retirements of our debt securities. In addition, we may describe in the applicable prospectus supplement the U.S. federal income tax considerations applicable to holders of our debt securities who are not “U.S. persons.”

Election to be Taxed as a RIC

We have elected to be taxed, and intend to qualify annually to maintain our election to be taxed, as a RIC under Subchapter M of the Code. To maintain RIC tax benefits, we must, among other requirements, meet certain source-of-income and quarterly asset diversification requirements (as described below). We also must annually distribute dividends of at least 90% of the sum of our ordinary income and realized net short-term capital gains, if any, out of the assets legally available for distribution (the “Annual Distribution Requirement”). Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we may distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our realized net capital gains for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years (the “Excise Tax Avoidance Requirement”). In addition, although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we have retained and may continue to retain such net capital gains or ordinary income to provide us with additional liquidity.

In order to qualify as a RIC for federal income tax purposes, we must:

maintain an election to be treated as a business development company under the 1940 Act at all times during each taxable year;

derive in each taxable year at least 90% of our gross income from distributions, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain qualified publicly traded partnerships or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

diversify our holdings so that at the end of each quarter of the taxable year:

1)	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer neither represents more than 5% of the value of our assets nor more than 10% of the outstanding voting securities of the issuer; and

2)	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in certain qualified publicly traded partnerships (the “Diversification Tests”).

Taxation as a RIC

If we qualify as a RIC, and satisfy the Annual Distribution Requirement, then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with pay in kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

In January 2010, the Internal Revenue Service extended a revenue procedure that temporarily allows a RIC to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a RIC may treat a distribution of its own stock as a dividend if (1) the stock is publicly traded on an established securities market, (2) the distribution is declared with respect to a taxable year ending on or before December 31, 2011 and (3) each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all shareholders, which must be at least 10% of the aggregate declared distribution. If too many shareholders elect to receive cash, each shareholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any shareholder electing to receive cash receive less than 10% of his or her entire distribution in cash. We have not elected to distribute stock as a dividend but reserve the right to do so.

Failure to Qualify as a RIC

If we fail to satisfy the Annual Distribution Requirement or fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be Taxed as a RIC” above for more information.

If we are unable to maintain our status as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary distribution income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, dividends paid by us to corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis in our common stock, and any remaining distributions would be treated as a capital gain.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains including distributions pursuant to a dividend reinvestment plan or where stockholders can elect to receive cash or stock. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a reduced tax rate for taxable years beginning before 2013 (but not for taxable years beginning thereafter unless the relevant provisions are extended by legislation), if certain holding period requirements are satisfied. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the reduced maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain distributions” will be taxable to a U.S. stockholder as long-term capital gains at a reduced rate in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it represents a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain distributions received or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of dividends or other distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (through 2012), i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of distributions, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Distributions distributed by us generally will not be eligible for the distributions-received deduction or the preferential rate applicable to qualifying distributions.

U.S. stockholders may be subject to federal income tax withholding (“backup withholding”) currently at a rate of 28% (until 2013 when a higher rate may apply) from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies a withholding agent that such stockholder has failed to properly report certain interest and distribution income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and net short-term capital gain) are expected, except as provided below, to be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. A Non-U.S. stockholder will also be subject to backup withholding unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, a withholding agent will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net long-term capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

After December 31, 2012, withholding at a rate of 30% on dividends in respect of, and gross proceeds from the sale of, our common stock held by or through certain foreign financial institutions (including investment funds will be required), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons. Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners, “which will in turn provide to the Secretary of the Treasury. Non-U.S. stockholders are encouraged to consult with their tax advisers regarding the possible implications of these requirements on their investment in our common stock.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on distributions unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

UNDERWRITERS

Under the terms and subject to the conditions contained in the underwriting agreement, dated the date of this prospectus, between the underwriters named below (the “Underwriters”) and us, for whom [            ] are acting as representatives of the Underwriters, or the Representatives, have severally agreed to purchase, and we have agreed to sell to them, the number of common shares indicated below.

Name	Number of Common Shares

The Underwriters are offering the common shares subject to their acceptance of the common shares from us and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the common shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the common shares offered by this prospectus if any such common shares are taken. However, the Underwriters are not required to take or pay for the common shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the common shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $             per common share under the initial offering price. After the initial offering of the common shares, the offering price and other selling terms may from time to time be varied by the Representatives. The underwriting discounts and commissions (sales load) of $[            ] per common share are equal to [            ]% of the initial offering price. Investors must pay for any common shares purchased on or before                     , 2011.

We have granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of common shares at the initial offering price per common share listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the common shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional common shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of common shares listed next to the names of all Underwriters in the preceding table. If the Underwriters’ over-allotment option is exercised in full, the total price to the public would be $            , the total Underwriters’ discounts and commissions (sales load) would be $            , the estimated offering expenses would be $            , $ of which would be borne by us, and the total proceeds to us would be $            .

The following table summarizes the estimated expenses and compensation that we will pay:

	Per Common Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Public offering price	$	$	$	$
Sales load	$	$	$	$
Estimated offering expenses	$	$	$	$

Proceeds, after expenses, to the Company

The aggregate offering expenses (excluding sales load) are estimated to be $             in total, $             of which will be borne by us (or $ if the Underwriters exercise their over-allotment option in full). If we issue preferred shares and/or notes, our common stockholders would also bear the expenses of such an offering.

The Underwriters have informed us that they do not intend sales to discretionary accounts to exceed five percent of the total number of common shares offered by them.

In order to meet requirements for listing the common shares on [            ], the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 common shares ($[            ]).

Our common shares have been approved for listing on [            ], subject to notice of issuance, under the trading or “ticker” symbol “[            ]”

We have agreed that, without the prior written consent of [            ], on behalf of the Underwriters, it will not, during the period ending [180] days after the date of this prospectus:

•

offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any common shares or any securities convertible into or exercisable or exchangeable for common shares, or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common shares,

whether any such transaction described above is to be settled by delivery of common shares or such other securities, in cash or otherwise; or file any registration statement with the SEC relating to the offering of any common shares or any securities convertible into or exercisable or exchangeable for common shares. These lock-up agreements will not apply to the common shares to be sold pursuant to the underwriting agreement or any common shares issued pursuant to the company’s dividend reinvestment plan or any preferred share issuance, if any.

In order to facilitate the offering of the common shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the common shares. The Underwriters currently expect to sell more common shares than they are obligated to purchase under the underwriting agreement, creating a short position in the common shares for their own account. A short sale is covered if the short position is no greater than the number of common shares available for purchase by the Underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus). The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing common shares in the open market. In determining the source of common shares to close out a covered short sale, the Underwriters will consider the open market price of the common shares compared to the price available under the over-allotment option. The Underwriters may also sell common shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the common shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, common shares in the open market to stabilize the price of the common shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the common shares in the offering, if the syndicate repurchases previously distributed common shares in transactions to cover syndicate short positions or to stabilize the price of the common shares. Any of these activities may raise or maintain the market price of the common shares above independent market levels or prevent or retard a decline in the market price of the common shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the common shares or any other securities of the company. Consequently, the offering price for the common shares was determined by negotiation among us, the Adviser and the Representatives. The company can offer no assurance, however, that the price at which the common shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the common shares will develop and continue after this offering.

We anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically. We, the Adviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

Prior to the public offering of common shares, the Adviser purchased common shares from us in an amount satisfying the initial capital requirements of Section 14(a) of the 1940 Act. As of the date of this Prospectus, the Adviser owned 100% of the outstanding common shares.

The principal business address of [            ] is [            ].

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Some of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the company, certain company officers and company affiliates and the Adviser and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the common shares, or the possession, circulation or distribution of this prospectus or any other material relating to the company or the common shares in any jurisdiction where action for that purpose is required. Accordingly, the common shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the common shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the company will be [            ] located at [            ]. The custodian will perform custodial, fund accounting and portfolio accounting services. [            ] located at [            ], will serve as the company’s transfer agent and dividend paying agent with respect to the common shares.

LEGAL OPINIONS

Certain legal matters in connection with the common shares will be passed upon for the company by Dechert LLP, Washington, D.C. and for the Underwriters by [            ]. Dechert LLP and [            ] may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

FISCAL YEAR

For accounting purposes, the company’s fiscal year is the 12-month period ending on June 30. For tax purposes, the company has adopted the 12-month period ending June 30 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The company has selected [            ] as its independent registered public accounting firm. [            ]’s principal business address is located at [            ].

Report of Independent Registered Public Accounting Firm

[TO COME]

PennantPark Floating Rate Capital Ltd.

Statement of Assets and Liabilities

As of

[TO COME]

Notes to Statement of Assets and Liabilities.

[TO COME]

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

[TO COME]

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1) Financial Statements

Statement of assets and liabilities, dated as of [                    ].

(2) Exhibits

(a)	Articles of Incorporation.(1)

(b)	Bylaws.(2)

(c)	Not Applicable.

(d)	Portions of the Articles of Incorporation and By-laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.*

(e)	Form of Dividend Reinvestment Plan.(2)

(f)	Not Applicable.

(g)	Form of Investment Advisory Agreement between the Registrant and PennantPark Credit Management, LLC (the “Adviser”). (2)

(h)(1)	Form of Underwriting Agreement.(2)

(i)	Not Applicable.

(j)	Form of Custodian Agreement.(2)

(k)(1)	Form of Transfer Agency and Service Agreement.(2)

(k)(2)	Form of Administration Agreement between Registrant and PennantPark Administration, LLC.(2)

(k)(3)	Form of License Agreement between the Registrant and the Adviser.(2)

(k)(4)	Power of Attorney.(2)

(l)(1)	Opinion and Consent of Fund Counsel.(2)

(m)	Not Applicable.

(n)	Consent of Independent Registered Public Accounting Firm.(2)

(o)	Not Applicable.

(p)	Certificate of Initial Stockholder.(2)

(q)	Not Applicable.

(r)(1)	Code of Ethics of Fund.(2)

(r)(2)	Code of Ethics of Adviser.(2)

(1)	Filed as an exhibit to the Initial Registration Statement on Form N-2 filed on November 1, 2010 and incorporated by reference herein
(2)	To be filed by amendment
*	Reference is made to Article [ ] of the Registrant’s Articles of Incorporation, filed as Exhibit (a) to the Initial Registration Statement on Form N-2 filed on November 1, 2010 and incorporated by reference herein; and to Article [ ] of the Registrant’s By-laws, filed as Exhibit (b) to this Registration Statement.

Item 26.	Marketing Arrangements

Please refer to Item 25(2)(h)(1).

Item 27.	Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$	*
Exchange listing fees		*
Financial Industry Regulatory Authority fees		*
Printing expenses		*
Accounting fees and expenses		*
Legal fees and expenses		*
Underwriters’ Expense Reimbursement		*
Miscellaneous		*

Total		*

*	To be furnished by amendment.

Item 28.	Persons Controlled by or Under Common Control with Registrant

Immediately prior to this offering, [            ], a [            ], will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, [            ]’s share ownership is expected to represent less than 1% of the common stock outstanding.

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s common stock at [            ], 2011.

Title of Class	Number of Record Holders
Common shares, par value [$0.001] per share	[	]

Item 30.	Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter and bylaws require the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The rights to indemnification and advance of expenses provided by the charter and bylaws vest immediately upon election of a director or officer. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Investment Advisory Agreement provides that PennantPark Investment Advisers, LLC and its officers, directors, employees, shareholders (and owners of the shareholders), employees, controlling persons and agents are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceedings arising out of or otherwise based on the performance of any of PennantPark Investment Advisers, LLC’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser, (1) to the extent such damages, liabilities, costs and expenses (A) are not fully reimbursed by insurance and to the extent that indemnification, and (B) do not arise by reason of willful misfeasance, bad faith, or gross negligence in PennantPark Investment Advisers, LLC’s performance of such duties or obligations, or PennantPark Investment Advisers, LLC’s reckless disregard of such duties or obligations, and (2) otherwise to the fullest extent such indemnification would be permitted under our articles of incorporation, the 1940 Act, the laws of the State of Maryland and other applicable law.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of the court of the issue.

Item 31.	Business and Other Connections of Adviser

A description of the business of the Adviser is set out under the heading “Investment Advisory and Management Arrangement” in the prospectus which forms a part of this registration statement. A description of any other business, profession, vocation, or employment of a substantial nature in which each managing director, executive officer or investment professional of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out below:

[TO COME]

Item 32.	Locations of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, PennantPark Floating Rate Capital Ltd., 590 Madison Avenue, 15th Floor, New York, New York 10022;

(2)	the Transfer Agent, [ ];

(3)	the Custodian, [ ]; and

(4)	the Adviser, PennantPark Investment Advisers, LLC, 590 Madison Avenue, 15th Floor, New York, New York 10022.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.	The Registrant undertakes that:

(a)	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York on the 9th day of February 2011.

PENNANTPARK FLOATING RATE CAPITAL LTD.

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Arthur H. Penn
(Arthur H. Penn)	Chief Executive Officer and Director (Principal Executive Officer)	February 9, 2011

/s/ Aviv Efrat
(Aviv Efrat)	Treasurer (Principal Financial Officer)	February 9, 2011

*
(Jeffrey Flug)	Director	February 9, 2011

*
(Marshall Brozost)	Director	February 9, 2011

*
(Samuel L. Katz)	Director	February 9, 2011

*	Signed by Aviv Efrat on behalf of those identified pursuant to his designation as an attorney-in-fact signed by each on December 16, 2010